UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ENER-CORE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENER-CORE, INC.

9400 Toledo Way

Irvine, California 92618

Telephone: (949) 616-3300

August 29, 2016

Dear Stockholder:

You are cordially invited to attend Ener-Core, Inc.’s 2016 Annual Meeting of Stockholders, which will be held on Monday, September 26, 2016, at 10:00 a.m., Pacific Daylight Time, at our principal executive offices located at 9400 Toledo Way, Irvine, California 92618. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the annual meeting.

Your vote is important to us and your shares should be represented at the annual meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying Proxy Card promptly using the postage-paid envelope provided by the Company, or by using Internet or telephone voting as described in the accompanying Proxy Statement.

On behalf of the Board of Directors, thank you for your continued support of Ener-Core, Inc.

Sincerely,

/s/ Alain J. Castro
Alain J. Castro
Chief Executive Officer

ENER-CORE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m., Pacific Daylight Time, on Monday, September 26, 2016

The annual meeting of stockholders of Ener-Core, Inc., a Delaware corporation (the “Company”), will be held on Monday, September 26, 2016, at 10:00 a.m., Pacific Daylight Time, at our principal executive offices located at 9400 Toledo Way, Irvine, California 92618, for the purpose of considering and acting upon the following:

1.	To elect six directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To ratify the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To approve an amendment to the Ener-Core, Inc. 2015 Omnibus Incentive Plan;

4.	To hold an advisory vote to approve executive compensation; and

5.	To consider and act upon other business which may properly come before the annual meeting or any postponement or adjournment thereof.

The proposals referred to above are more fully described in the accompanying Proxy Statement. An annual report to stockholders outlining our Company’s operations during our 2015 fiscal year accompanies this notice of annual meeting and Proxy Statement.

Your vote is important. You are entitled to vote only if you were a stockholder of our Company at the close of business on August 26, 2016, the record date for the annual meeting. We hope that you will attend the annual meeting, but if you cannot do so, please complete, date, and sign the enclosed Proxy Card and return it in the accompanying envelope as promptly as possible. The Proxy Card also provides instructions on voting by telephone or electronically over the Internet. Returning the Proxy Card (or voting electronically or via telephone) will not affect your right to vote in person if you attend the annual meeting.

Dated: August 29, 2016	BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Domonic J. Carney
Domonic J. Carney,
Chief Financial Officer and Secretary Irvine, California

As used in this Proxy Statement, references to “Ener-Core,” the “Company,” “we,” “us,” “our” and similar references refer to Ener-Core, Inc. and our consolidated subsidiaries. All share and per share amounts have been adjusted to reflect the 30-for-1 forward split of outstanding capital stock effective May 6, 2013 and the 1-for-50 reverse split of outstanding capital stock effective July 8, 2015.

ENER-CORE, INC.

9400 Toledo Way

Irvine, California 92618

Telephone: (949) 616-3300

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 26, 2016

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Ener-Core, Inc., a Delaware corporation (the “Company”), for use at the 2016 annual meeting of stockholders to be held on September 26, 2016, at 10:00 a.m. (Pacific Daylight Time) (the “annual meeting”), or at any postponement or adjournment of the annual meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be held at our principal executive offices located at 9400 Toledo Way, Irvine, California 92618. The Company intends to commence mailing this Proxy Statement, the accompanying Proxy Card and the Notice of Annual Meeting of Stockholders on or about August 29, 2016, to all stockholders entitled to vote at the annual meeting.

ABOUT THE ANNUAL MEETING

Why did I receive this Proxy Statement?

You received this Proxy Statement because you held shares of the Company’s common stock on August 26, 2016 (the “Record Date”) and are entitled to vote at the annual meeting. The Board is soliciting your proxy to vote at the annual meeting.

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the annual meeting or at any postponement or adjournment of the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on the following proposals (the “Proposals”) at the annual meeting:

1.	To elect six directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To ratify the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To approve an amendment to the Ener-Core, Inc. 2015 Omnibus Incentive Plan;

4.	To hold an advisory vote to approve executive compensation; and

5.	To consider and act upon other business which may properly come before the annual meeting or any postponement or adjournment thereof.

If any other matter is properly brought before the annual meeting, your signed Proxy Card would authorize Alain J. Castro and Domonic J. Carney to vote on such matters in their discretion.

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How do I vote?

Stockholders of Record—Shares Registered in Your Name

If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, on the Record Date, then you are a stockholder of record.

If you are a stockholder of record, there are three ways to vote:

1.     If you received a Proxy Card, by completing, signing, dating and returning your Proxy Card in the postage-paid envelope provided by the Company;

2.     By following the instructions for electronic voting using the Internet or by telephone, which are printed on your Proxy Card. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your Proxy Card. If you vote via the Internet or by telephone, please do not also mail a Proxy Card; or

3.     By voting in person at the annual meeting.

Beneficial Owners—Shares Registered in the Name of a Broker, Bank or Other Agent

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your shares is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

If your shares are held in street name, you must instruct your broker or other agent that holds your shares how to vote your shares. If you do not provide such voting instructions to your broker, then your broker is not permitted to exercise discretion and will not vote your shares on any non-routine Proposal, which is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the Proposals and, therefore, do not affect these Proposals.

With the exception of Proposal 2, the ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, all of the Proposals are considered non-routine, and thus brokers cannot use discretionary authority to vote shares if they have not received instructions from their clients. Please submit voting instructions to your broker or other agent so that your vote is counted.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all stockholders?

The Company had 3,785,216 outstanding shares of common stock on the Record Date, and each of those shares is entitled to one vote. Stockholders are not entitled to cumulate voting rights.

How many shares of common stock must be present or represented by proxy in order to conduct business at the annual meeting?

A majority of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting. Both abstentions and broker non-votes are counted for purposes of determining a quorum. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

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What vote is required to approve the Proposals?

Assuming the presence of a quorum at the annual meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1—Election of six members to the Board	Plurality of the votes cast (the six directors receiving the most “For” votes shall be elected)	No
Proposal 2—Ratification of the Appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016	The affirmative vote of the majority of the votes cast	Yes
Proposal 3—Approval of an amendment to the Ener-Core, Inc. 2015 Omnibus Incentive Plan	The affirmative vote of the majority of the votes cast	No
Proposal 4—Advisory vote to approve executive compensation	The affirmative vote of the majority of the votes cast	No

For purposes of Proposals 1, 2, 3 and 4, broker non-votes are not considered “votes cast” at the annual meeting and thus will have no effect on the outcome of such Proposals. For purposes of Proposals 2, 3 and 4, abstentions are not considered “votes cast” at the annual meeting and thus will have no effect on the outcome of such Proposals.

The advisory vote on executive compensation (Proposal 4) is non-binding; however, the Board and the Compensation Committee of the Board will take into account the outcome of the stockholder vote on this Proposal at the annual meeting when considering future executive compensation arrangements.

How does Ener-Core’s Board Recommend that I vote?

Our Board recommends that you vote:

●	FOR all six nominees named in this Proxy Statement in Proposal 1;

●	FOR Proposal 2—Ratification of Appointment of SingerLewak LLP as the Company’s Independent Registered Public Accounting Firm;

●	FOR Proposal 3—Approval of an Amendment to the Ener-Core, Inc. 2015 Omnibus Incentive Plan; and

●	FOR Proposal 4—Advisory Vote to Approve Executive Compensation.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes. You may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via the Internet or by telephone), or by delivering written notice of revocation of your proxy to the Secretary of the Company at our principal executive offices, located at 9400 Toledo Way, Irvine, California 92618, in each case before the exercise of the previously delivered proxy at the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a brokerage firm, bank, dealer or other similar organization, you must contact that brokerage firm, bank, dealer or other similar organization to revoke any prior voting instructions. You may also revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the annual meeting?” below.

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Who can attend the annual meeting?

Any person who was a stockholder of the Company on the Record Date may attend the annual meeting. If you own shares in street name, you should ask your brokerage firm, bank, dealer or other similar organization for a legal proxy to bring with you to the annual meeting. If you do not receive a legal proxy in time, you should bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the annual meeting. You will not, however, be able to vote your shares at the annual meeting without a legal proxy.

What happens if I sign and return the Proxy Card but do not indicate how to vote on a proposal?

If you duly execute your Proxy Card but do not provide instructions on how your shares should vote, your shares will be voted “For” the election of all of the director nominees identified in Proposal 1, “For” the ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, “For” the approval of an amendment to the Ener-Core, Inc. 2015 Omnibus Incentive Plan and “For” the advisory vote to approve executive compensation.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the annual meeting.

When are stockholder proposals due for the next annual meeting?

We presently intend to hold our next annual meeting of stockholders on or around September 29, 2017. Any appropriate proposal submitted by a stockholder for inclusion in the Company’s proxy statement and intended to be presented at the next annual meeting of stockholders must be submitted in writing to our Secretary at 9400 Toledo Way, Irvine, California 92618, and received no later than May 1, 2017 in order to be includable in the Company’s proxy statement and related proxy for the next annual meeting of stockholders. Such proposals will need to comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, stockholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about the Company?

Copies of our Annual Report on Form 10-K will be furnished without charge to stockholders upon written request. Exhibits to the Annual Report on Form 10-K will be provided upon written request. All written requests should be directed to: Ener-Core, Inc., Secretary, 9400 Toledo Way, Irvine, California 92618.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549. Copies of such filings may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, District of Columbia 20549.

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PROPOSAL 1: ELECTION OF DIRECTORS

Under our bylaws, the number of directors of the Company shall be not less than one (1) nor more than seven (7) as fixed from time to time by resolution of the Board. The Board previously fixed the number of directors at seven (7), and has fixed the number of directors at six (6) effective upon the election of directors at the annual meeting. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal.

Currently, the Board consists of seven directors. Six directors will be elected to the Board at the annual meeting. The Board has nominated Alain J. Castro, Michael J. Hammons, Jeffrey A. Horn, Bennet P. Tchaikovsky, Ian C. Copeland and Stephen Markscheid for re-election at the annual meeting. Christopher J. Brown will not stand for re-election to the Board, which is not due to any refusal by Mr. Brown to stand for election or any disagreement by Mr. Brown with the Company or the Board on any matter relating to the Company’s operations, policies or practices. Mr. Brown’s term as a director will end upon the election of directors at the annual meeting. Because our common stock is quoted on the OTCQB tier of the OTC Market (“OTCQB”), and not listed on a national securities exchange, we are not subject to corporate governance listing standards, including director independence listing standards. Although we are not required to do so under any national securities exchange listing standards, the Board has affirmatively determined that Messrs. Hammons, Horn, Tchaikovsky, Copeland and Markscheid are “independent” for purposes of Section 303A.02 of the NYSE Listed Company Manual and the Company’s Corporate Governance Guidelines.

Directors are elected by a plurality of the votes cast in person or by proxy at the annual meeting and entitled to vote on the election of directors. “Plurality” means that the director nominees receiving the highest number of affirmative votes of the votes cast will be elected as directors, up to the number of directors to be elected at the annual meeting. Therefore, any shares that are not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the outcome of the election of directors. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve. If any director nominee is unable to serve or will not serve as a director, then the persons designated as proxies on the Proxy Card will vote for a nominee or nominees designated by the Board.

All of the Company’s directors are expected to attend the annual meeting. All of our directors attended last year’s annual meeting of stockholders, either telephonically or in person.

INFORMATION ABOUT THE DIRECTOR NOMINEES

Name	Age(1)	Position
Alain J. Castro	46	Chief Executive Officer and Director
Michael J. Hammons(2)	46	Chairman of the Board
Jeffrey A. Horn	61	Director
Bennet P. Tchaikovsky(3)	47	Director
Ian C. Copeland(4)	54	Director
Stephen Markscheid	62	Director

(1)	The information provided in this table is as of the date of this Proxy Statement.

(2)	Chairman of the Nominating and Corporate Governance Committee.

(3)	Chairman of the Audit Committee.

(4)	Chairman of the Compensation Committee.

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Alain J. Castro, Chief Executive Officer and Director

Mr. Castro has been the Chief Executive Officer and a director of Ener-Core Power, Inc., our wholly owned subsidiary (“Ener-Core Power”), since May 14, 2013 and the Company’s Chief Executive Officer and director since the merger of Ener-Core Power and Flex Merger Acquisition Sub, Inc. effective as of July 1, 2013 (the “Merger”). He founded International Energy Ventures Limited, a United Kingdom-based investor of clean tech companies and renewable energy projects, in May 2003. Between February 2008 and June 2011, Mr. Castro served in various capacities (including president and a director) of the North and South America divisions of Akuo Energy, an international developer and operator of renewable energy projects. Prior to his career in the renewable energy sector, he was a partner at Ernst & Young Consulting (in the Mercosur region of Latin America), an international advisory services firm. Mr. Castro participated in the Sloan Executive Masters Program at the London Business School and received his B.S. in Industrial and Mechanical Engineering from the University of Texas. The Board concluded that Mr. Castro’s experience with clean tech companies and renewable energy projects, as well as his previous executive-level experience, coupled with his position as our Chief Executive Officer, made his nomination as one of our directors appropriate.

Michael J. Hammons, Chairman of the Board, Independent Director and Chairman of the Nominating and Corporate Governance Committee

Mr. Hammons became Chairman of the Board as of the closing of the Merger and chairman of our Nominating and Corporate Governance Committee on July 14, 2015. From June 2009 to February 2014, Mr. Hammons was a partner at SAIL Venture Partners II, LLC, an investor in energy and water technology companies, which was the management company and general partner of SAIL Venture Partners II, LP. From September 2008 through March 2009, he was the chief executive officer of Vigilistics, Inc., a Mission Viejo, California-based software company and, from August 2007 to May 2008, the Chief Executive Officer of Nexiant, Inc., an Irvine, California-based provider of proprietary technology solutions for the maintenance, repair, and operations inventory space. From 2011 until March 2015, Mr. Hammons served as chairman and director of the board of directors of Enerpulse Technologies, Inc. Mr. Hammons received his B.S. in Industrial Engineering from California Polytechnic State University, San Luis Obispo, and his M.B.A. from Harvard Business School. The Board concluded that Mr. Hammons’ prior experience as a partner in SAIL Venture Partners II, LLC, with its investment portfolio, his management expertise in respect of similarly situated companies, and his familiarity with us coupled with his service as the Chairman of Ener-Core Power’s board of directors prior to the closing of the Merger, made his nomination as one of our directors appropriate.

Jeffrey A. Horn, Independent Director

Mr. Horn became one of our directors on May 28, 2014. Mr. Horn’s career spanned over 34 years at Caterpillar Inc., including most recently as Managing Director of Caterpillar Power Generation Systems in Houston beginning in January 2009, before retiring in January 2012. Caterpillar Inc. is not related to or affiliated with the Company. Mr. Horn received his B.S. degree in Economics from the University of Wisconsin, Madison, in 1977. The Board concluded that Mr. Horn’s background in the power equipment sector, coupled with his work experience in the mining industry which is a target market for the Company’s products, made his nomination as one of our directors appropriate.

Bennet P. Tchaikovsky, Independent Director and Chairman of the Audit Committee

Mr. Tchaikovsky became one of our directors and chairman of our Audit Committee on November 25, 2013. Since August 2014, Mr. Tchaikovsky has been a full time Assistant Professor at Irvine Valley College where he teaches courses in financial and managerial accounting. From April 2010 through August 2013, Mr. Tchaikovsky served as the Chief Financial Officer of VLOV Inc., a China-based clothing designer and distributor that was also a U.S. publicly traded company. From September 2009 to July 2011, Mr. Tchaikovsky served as Chief Financial Officer of China Jo-Jo Drugstores, Inc., a U.S. public company operating a chain of pharmacies in China, where he also served as a director from August 2011 through January 2013. From May 2008 to April 2010, Mr. Tchaikovsky served as the Chief Financial Officer of Skystar Bio-Pharmaceutical Company, a U.S. public company that manufactures and distributes veterinary medicines and related products in China, which he performed on a part-time basis and assisted primarily with preparing its financial statements and other financial reporting obligations. From March 2008 through November 2009, Mr. Tchaikovsky was a director of Ever-Glory International Group, a U.S. public company and apparel manufacturer based in China, and served on the audit committee as chairman and on the compensation committee as a member. From December 2008 through November 2009, Mr. Tchaikovsky was a director of Sino Clean Energy, Inc., which was a U.S. public company that manufactured coal fuel substitute in China, and served on the audit committee as chairman and on both the compensation and nominating committees as a member. None of the foregoing companies is related to or affiliated with us. Mr. Tchaikovsky is a licensed Certified Public Accountant and an active member of the California State Bar. He received a B.A. in Business Economics from the University of California at Santa Barbara, and a J.D. from Southwestern University School of Law. The Board concluded that Mr. Tchaikovsky’s experience with U.S. public companies, as well as his legal and accounting backgrounds, made his nomination as one of our directors appropriate.

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Ian C. Copeland, Independent Director and Chairman of the Compensation Committee

Mr. Copeland became one of our directors on December 1, 2014 and chairman of our Compensation Committee on July 14, 2015. Mr. Copeland brings over 25 years of global experience in developing, financing and managing world-class projects and companies in the power, rail, water and mining markets. Since September 2015, Mr. Copeland has served as a Managing Director and Co-Chief Investment Officer of Ultra Capital, LLC, an investment firm focused on investment in sustainable infrastructure and real asset projects, where he is responsible for overseeing origination of investment projects and supporting decisions of the investment committee. Until December 2012, Mr. Copeland was a Senior Vice President of Bechtel Corporation. During his 15-year tenure with Bechtel Corporation, he served in various capacities including President of the Fossil Power, Communications and Renewable Power businesses and Managing Director of Bechtel Enterprises. Previously, Mr. Copeland held senior management positions with Wärtsilä Corporation and Hannon Armstrong & Company. Mr. Copeland began his career with the utility consulting practice of Booz Allen Hamilton after graduating from Rutgers University with degrees in physics and mechanical engineering. The Board concluded that Mr. Copeland’s background in international business including experience developing, financing, and managing projects in the power and infrastructure markets, made his nomination as one of our directors appropriate.

Stephen Markscheid, Independent Director

Mr. Markscheid became one of our directors on June 29, 2016. Mr. Markscheid brings over 30 years of corporate finance experience in the United States, Asia and Europe, including experience in mergers and acquisitions, strategic investments, joint ventures and new business development across industries in emerging markets. Mr. Markscheid has served as Chief Executive Officer of Synergenz BioScience Inc. since 2007, head of international business for Mammoth Industries since 2013 and partner of Wilton Partners since 2014. He has also been an independent member of the boards of directors of CNinsure, Inc. since 2007, Jinko Solar, Inc. since 2009, China Integrated Energy Corporation since 2011, China Ming Yang Wind Power Group since 2011 and ChinaCast Education Corporation since 2011. Mr. Markscheid was previously a representative of the US-China Business Council from 1978 to 1983, a vice president of Chase Manhattan Bank from 1984 to 1988, a vice president of First Chicago Bank from 1988 to 1993, a case leader of Boston Consulting Group from 1994 to 1997, a director of business development of GE Capital (Asia Pacific) from 1998 to 2001, a senior vice president of GE Healthcare Financial Services from 2003 to 2006 and the chief executive officer of HuaMei Capital Company, Inc. from 2006 to 2007. Mr. Markscheid received his bachelor’s degree in East Asian studies from Princeton University in 1976, a master’s degree in international affairs and economics from Johns Hopkins University (SAIS) in 1980 and an MBA from Columbia University in 1991. The Board concluded that Mr. Markscheid’s extensive experience as an independent director and his substantial corporate finance experience, particularly in Asia, made his appointment to the Board appropriate.

Vote Required

The six director nominees receiving the highest number of affirmative votes of the vote cast shall be elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES NAMED IN THIS PROXY STATEMENT.

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CORPORATE GOVERNANCE

Currently, the Board consists of seven directors. The Board has fixed the number of directors at six effective upon the election of directors at the annual meeting. Our bylaws provide that our directors will hold office until their successors have been duly elected and qualified. The Board is responsible for the business and affairs of the Company and considers various matters that require its approval.

Our common stock is currently quoted on the OTCQB under the symbol “ENCR.” The OTCQB does not require issuers to comply with corporate governance listing standards that issuers listed on a national securities exchange, such as the New York Stock Exchange and the Nasdaq Stock Market, are required to comply with. As a matter of corporate governance best practices, we have taken actions to improve our corporate governance, including establishing a board of directors with a majority of directors who are “independent” for purposes of Section 303A.02 of the NYSE Listed Company Manual and a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. We have also adopted Corporate Governance Guidelines, a Code of Ethics, an Insider Trading Policy and other similar corporate policies.

Independence of the Board

Based upon information submitted by Messrs. Hammons, Horn, Tchaikovsky, Copeland and Markscheid, the Board has determined that each of them is “independent” for purposes of Section 303A.02 of the NYSE Listed Company Manual, even though such definition of independence does not currently apply to us because we are not currently listed on the NYSE or any affiliated marketplace, and under our Corporate Governance Guidelines. Mr. Castro is not an independent director. Under the Corporate Governance Guidelines, which are available at http://ir.ener-core.com/governance-docs, no director will be considered “independent” unless the Board affirmatively determines that the director has no direct or indirect material relationship with the Company.

Code of Ethics

The Company’s Code of Ethics, which applies to all officers, directors and employees, was adopted by the Board on September 24, 2013. The Code of Ethics was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 31, 2015 and is also available on the Company’s website at http://ir.ener-core.com/governance-docs.

Meetings of the Board

During the fiscal year ended December 31, 2015, the Board met three times and took action by unanimous written consent sixteen times. Each incumbent director serving during the fiscal year ended December 31, 2015 attended at least 75% of the aggregate of all Board and applicable committee meetings during the period that he served as a director.

Our Corporate Governance Guidelines, which are available at http://ir.ener-core.com/governance-docs, provide that the Company will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend the Company’s annual meeting of stockholders, absent an unavoidable and irreconcilable conflict.

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Information Regarding Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides membership and meeting information for these committees for the fiscal year ended December 31, 2015:

Name	Audit		Compensation		Nominating and Corporate Governance
Alain J. Castro
Michael J. Hammons					X	(4)
Christopher J. Brown, Ph.D.(1)
Jeffrey A. Horn	X		X
Bennet P. Tchaikovsky	X	(4)(5)
Ian C. Copeland			X	(4)
Eric Helenek(2)
Stephen Markscheid(3)	X	(6)	X	(6)

Total meetings in year ended December 31, 2015	5		1		0
Total actions by unanimous written consent in year ended December 31, 2015	1		0		0

(1)	Not standing for re-election at the 2016 annual meeting.

(2)	Resigned on March 30, 2016.

(3)	Appointed to the Board on June 29, 2016.

(4)	Committee chairman.

(5)	“Audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K.

(6)	Appointed to the Audit and Compensation Committees on August 22, 2016.

Below is a description of each committee as it is presently constituted. The Board has determined that each current member of each committee meets certain SEC and NYSE rules and regulations regarding “independence”, as well as “independence” under our Corporate Governance Guidelines, and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee currently consists of Messrs. Tchaikovsky (Chairman), Horn and Markscheid. The Audit Committee operates under a written charter, which is available at http://ir.ener-core.com/governance-docs. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In addition to other powers and responsibilities, the Audit Committee (i) is directly responsible for the appointment, compensation, retention, oversight and termination, if necessary, of the independent registered public accounting firm, (ii) reviews the independence and quality control procedures of the independent registered public accounting firm, (iii) reviews and discusses the annual audited financial statements with management and the independent registered public accounting firm, and (iv) reviews, and approves as appropriate, all related party transactions.

Compensation Committee

The Compensation Committee currently consists of Messrs. Copeland (Chairman), Horn and Markscheid. The Compensation Committee operates under a written charter, which is available at http://ir.ener-core.com/governance-docs. The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy materials and to review and discuss with management the Compensation Discussion and Analysis to be included in the proxy materials in accordance with applicable rules and regulations. In addition to other powers and responsibilities, the Compensation Committee shall (i) review the compensation philosophy of the Company, (ii) review and approve the Chief Executive Officer’s compensation, (iii) review and approve, in consultation with the Chief Executive Officer, all compensation for other officers of the Company, (iv) review and approve employment agreements and severance arrangements for the Chief Executive Officer and other officers of the Company and (v) prepare and approve the Compensation Committee report to be included in the Company’s annual proxy statement.

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For additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation, see the section entitled “Compensation Discussion and Analysis” and “Director Compensation” of this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Mr. Hammons (Chairman). The Nominating and Corporate Governance Committee operates under a written charter, which is available at http://ir.ener-core.com/governance-docs. The purpose of the Nominating and Corporate Governance Committee is to assist the Board in identifying qualified candidates to become Board members, selecting director nominees for election at the annual meeting of stockholders, selecting candidates to fill any vacancies on the Board and overseeing the evaluation of the Board. In addition to other powers and responsibilities, the Nominating and Corporate Governance Committee shall (i) prior to each annual meeting of stockholders at which directors are to be elected, recommend to the Board director candidates for nomination by the Board, (ii) after a vacancy arises on the Board or if a director advises of his or her resignation, recommend to the Board director candidates to fill such vacancy, (iii) at least annually review the performance of each current director and recommend to the Board whether such director should be nominated for an additional term, (iv) assist the Board in the Board’s annual review of its performance and make appropriate recommendations to improve performance and (v) make recommendations to the Board regarding Board size and composition and composition of the committees.

The Corporate Governance and Nominating Committee identifies potential director candidates through a variety of sources, including recommendations made by current or former directors, members of our executive management, stockholders and business, academic and industry contacts. When appropriate, a search firm may be retained by the Corporate Governance and Nominating Committee to identify director candidates.

Our Corporate Governance Guidelines set forth the following criteria with respect to director nominees:

●	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards;

●	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;

●	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;

●	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders; and

●	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's stockholders and to fulfill the responsibilities of a director.

The Corporate Governance and Nominating Committee reviews and assesses at least annually the skills and characteristics of Board members, as well as the composition of the Board as a whole. The Corporate Governance and Nominating Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of the Board. Additionally, the Nominating and Corporate Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates.

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In assessing the composition of the Board, the Corporate Governance and Nominating Committee considers the Board’s current and anticipated needs, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business and the markets that we serve. In evaluating potential director candidates, the Corporate Governance and Nominating Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Corporate Governance and Nominating Committee’s objectives for the overall composition of the Board, as well as the candidates’ ability and willingness to devote adequate time to Board responsibilities. When appropriate, the Corporate Governance and Nominating Committee will recommend qualified candidates for nomination by the entire Board.

In accordance with our bylaws and Corporate Governance Guidelines, stockholders may also nominate a candidate for election as director by complying with certain notice and other requirements set forth therein. See “Director Nominees for 2017 Meeting” below for additional information regarding stockholder nominations. If the Corporate Governance and Nominating Committee or the Board determines that any nomination made by a stockholder was not made in accordance with the proper procedures, the rules and regulations promulgated under the Securities and Exchange Commission or other applicable laws or regulations, such nomination will be void. As noted below, the Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Report of the Audit Committee

This report is submitted by the Audit Committee members who served on the committee during the fiscal year ended December 31, 2015. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has the authority to appoint, compensate, retain, oversee and terminate the independent registered public accounting firm. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

●	reviewed and discussed the audited financial statements with management and the independent registered public accounting firm;

●	discussed with the independent registered public accounting firm the matters required to be discussed under applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”);

●	received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence; and

●	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board
Bennet P. Tchaikovsky, Chairman
Jeff Horn

Stockholder Communications with the Board

Under the Corporate Governance Guidelines, stockholders can send communications intended for the Board or non-management directors to the attention of the Company’s Secretary at 9400 Toledo Way, Irvine, California 92618. All such communications should prominently indicate on the outside of the envelope that it is intended for the Board, the non-management directors or any specific directors. Communications received in writing will be collected, organized and processed by the Secretary, who will distribute the communications to members of the Board as appropriate, depending on the facts and circumstances outlined in the communication received. Comments or questions regarding the Company’s accounting, internal controls, or auditing matters will generally be referred to the Chair of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will generally be referred to the Chair of the Nominating and Corporate Governance Committee. If no director is specified, the communication will be forwarded to the entire Board.

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Board Leadership Structure and Role in Risk Oversight

Under the Corporate Governance Guidelines, the Board is free to select the Chairman of the Board and the Chief Executive Officer in a manner that it considers to be in the best interests of the Company at the time of selection. Currently, Mr. Castro serves as Chief Executive Officer and as a member of the Board, and Mr. Hammons serves as Chairman of the Board. We currently believe that this leadership structure is in the best interests of the Company and strikes an appropriate balance between our Chief Executive Officer’s responsibility for the day-to-day management of the Company and the Chairman of the Board’s responsibility to provide oversight, including setting the Board’s meeting agendas and presiding at executive sessions of the independent directors. Mr. Castro provides a strong link between management and the Board, which we believe promotes clear communication and enhances strategic planning and implementation of corporate strategies. Overall, we believe that having our Chief Executive Officer also serve as a director helps provide strong, unified leadership for our management team. Additionally, in addition to having a non-executive Chairman of the Board, five of our six current Board members have been deemed to be “independent” by the Board, which we believe provides sufficient independent oversight of our management. Because the Company has a non-executive Chairman of the Board, the Board has not designated a lead independent director.

The Board, as a whole and also at the committee level, plays an active role overseeing the overall management of the Company’s risks. Our Audit Committee reviews risks related to financial and operational items with our management and the Company’s independent registered public accounting firm. The Board is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to the Board and who supervise day-to-day risk management.

Director Compensation

The Compensation Committee has the authority and responsibility to review and evaluate periodically the cash and equity compensation paid to non-employee directors. Based on such review and evaluation, the Compensation Committee makes recommendations to our Board, and the Board approves all non-employee director compensation in its sole discretion. In evaluating and making its recommendations regarding non-employee director compensation, the Compensation Committee informally considers competitive market practices by reviewing publicly available information relating to compensation of non-employee directors at other comparable companies. The Compensation Committee did not rely on any consultants or utilize any peer company comparisons or benchmarking in setting non-employee director compensation levels for fiscal 2015.

The following table provides 2015 compensation information for our non-employee directors:

Director Compensation Table(1)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Total ($)

Michael J. Hammons(3)	—	—	—	—
Christopher J. Brown, Ph.D. (4)	—	—	—	—
Bennet P. Tchaikovsky(5)	40,000	—	—	40,000
Jeffrey Horn(6)	40,000	—	—	40,000
Ian Copeland(7)	40,000	—	—	40,000
Eric Helenek(8)	26,667	—	54,615	84,615

(1)	All share figures and exercise prices noted in the footnotes to this table are as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015.

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(2)	The amounts shown in this column represent the aggregate grant date fair value of stock options granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not paid to or realized by the director. See Note 12 of the notes to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options.

(3)	Mr. Hammons serves as our Chairman of our Board and has served as our Nominating and Corporate Governance Committee Chairman since July 14, 2015. On November 28, 2014, we entered into a stock option agreement with Mr. Hammons dated as of November 28, 2014 to purchase 6,000 shares of our common stock at an exercise price per share of $8.00. The agreement provides for the option to vest as follows: (i) 1/2 of the total number of shares on the grant date, and (ii) 1/18 of the total number of shares each month thereafter, beginning January 1, 2015.

(4)	Mr. Brown will not stand for re-election to the Board, which is not due to any refusal by Mr. Brown to stand for election or any disagreement by Mr. Brown with the Company or the Board on any matter relating to the Company’s operations, policies or practices. Mr. Brown’s term as a director will end upon the election of directors at the 2016 annual meeting.

(5)	Mr. Tchaikovsky has served as a director and as our Audit Committee Chairman since November 2013. Beginning in April 2014, we began to pay Mr. Tchaikovsky an annual fee of $40,000. On November 22, 2013, we issued Mr. Tchaikovsky an option to purchase 5,000 shares of our common stock at an exercise price per share of $76.00. On April 28, 2014, we cancelled these options and issued Mr. Tchaikovsky an option to purchase 5,000 shares of our common stock at an exercise price per share of $17.50, with 15% of the grant vesting on the grant date and the remainder vesting over 36 months.

(6)	Mr. Horn has served as a director since May 2014 and is paid an annual fee of $40,000. On May 28, 2014, we issued Mr. Horn an option to purchase 6,000 shares of our common stock at an exercise price per share of $22.00. The agreement provides for 1/36 of the total number of shares subject to the award to vest each month beginning June 28, 2014.

(7)	Mr. Copeland has served as a director since December 2014 and as our Compensation Committee Chairman since July 14, 2015 and is paid an annual fee of $40,000. On November 28, 2014, we issued Mr. Copeland an option to purchase 6,000 shares of our common stock at an exercise price per share of $8.00. The agreement provides for 1/36 of the total number of shares subject to the award to vest each month beginning January 1, 2015.

(8)	Mr. Helenek served as a director beginning May 2015 and was paid an annual fee of $40,000, which was prorated to $26,667 for his service in 2015. On May 18, 2015, we issued Mr. Helenek an option to purchase 6,000 shares of our common stock at an exercise price per share of $9.50, with 1/4 vesting on May 18, 2016 and the remainder vesting ratably over the 36 months thereafter. Mr. Helenek resigned from the Board effective March 30, 2016. Mr. Helenek’s resignation from the Board was not the result of any disagreement with us on any matter relating to our operations, policies or practices. Mr. Helenek’s option to purchase common stock did not vest and was forfeited upon his resignation in 2016.

We have the following agreements with our directors for their services on the Board. All share figures and exercise prices for our common stock (but not the share and per share amounts for the common stock of Ener-Core Power) noted in the following summaries are as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015:

Our Agreement with Mr. Tchaikovsky:

On November 22, 2013, Mr. Tchaikovsky accepted his appointment to the Board and as Chairman of our Audit Committee pursuant to our offer letter dated November 10, 2013. The offer letter provides for the grant of an option under our 2013 Equity Incentive Plan (the “2013 Plan”) to purchase 5,000 shares of our common stock at an exercise price equal to the per share closing price on November 25, 2013 (as adjusted for the 1-for-50 reverse split), being the fair market value on such date. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000, subject to annual reviews by the Compensation Committee, approval by our Board and approval of the stockholders as appropriate. We also agreed to reimburse Mr. Tchaikovsky for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

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In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Tchaikovsky, dated as of November 25, 2013, pursuant to which we granted Mr. Tchaikovsky an option to purchase 5,000 shares of our common stock. The agreement provides that the option vests as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/48 of the total number of shares subject to the award will vest on a monthly basis thereafter. On April 28, 2014, with Mr. Tchaikovsky’s agreement, we cancelled these options and issued Mr. Tchaikovsky an option to purchase 5,000 shares of our common stock at an exercise price per share of $17.50, with 15% of the grant vesting on the grant date and the remainder vesting over 36 months.

Our Agreement with Mr. Horn:

On May 28, 2014, Mr. Horn accepted his appointment to the Board pursuant to our offer letter dated May 19, 2014. The offer letter provides for the grant of an option under the 2013 Plan to purchase 6,000 shares of our common stock at an exercise price equal to the per share closing price on May 28, 2014 (as adjusted for the 1-for-50 reverse split), the fair market value on such date. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000 payable in monthly installments, although such fee is not guaranteed. We also agreed to reimburse Mr. Horn for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Horn, dated as of May 28, 2014, pursuant to which we granted Mr. Horn an option to purchase 6,000 shares of our common stock, at an exercise price of $22.00 per share, the fair market value on the date our Board approved the grant. The agreement provides for 1/36 of the total number of shares subject to the award to vest each month beginning June 28, 2014.

Our Agreement with Mr. Copeland:

On December 1, 2014, Mr. Copeland accepted his appointment to the Board pursuant to our offer letter dated November 24, 2014. The offer letter provides for the grant of an option under the 2013 Plan to purchase 6,000 shares of our common stock at an exercise price equal to the per share closing price on November 28, 2014 (as adjusted for the 1-for-50 reverse split), the fair market value on such date. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000, payable in monthly installments, although such fee is not guaranteed. We also agreed to reimburse Mr. Copeland for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Copeland, dated as of November 28, 2014, pursuant to which we granted Mr. Copeland an option to purchase 6,000 shares of our common stock, at an exercise price of $8.00 per share, the fair market value on the date our Board approved the grant. The agreement provides for 1/36 of the total number of shares subject to the award to vest each month beginning January 1, 2015.

Our Agreement with Mr. Hammons:

As compensation for his services as a director and Chairman of the Board, on November 28, 2014, the Board granted Mr. Hammons an option under the 2013 Plan to purchase 6,000 shares of our common stock, at an exercise price equal to the per share closing price on November 28, 2014, the fair market value on such date. Immediately thereafter, we entered into a stock option agreement with Mr. Hammons, dated November 28, 2014, granting Mr. Hammons an option to purchase 6,000 shares of our common stock, at an exercise price of $8.00 per share, the fair market value on the date our Board approved the grant. The agreement provides that the option vests as follows: (i) 1/2 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/18 of the remaining number of shares subject to the award will vest on a monthly basis thereafter, beginning January 1, 2015.

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Our Agreement with Mr. Helenek:

On May 18, 2015, Mr. Helenek accepted his appointment to the Board pursuant to our offer letter of the same date. The offer letter provides for the grant of an option under the 2013 Plan to purchase 6,000 shares of our common stock at an exercise price equal to the per share closing price on May 18, 2015, the fair market value on such date. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000 payable in monthly installments, although such fee is not guaranteed. We also agreed to reimburse Mr. Helenek for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Helenek, dated as of May 18, 2015, granting Mr. Helenek an option to purchase 6,000 shares of our common stock at an exercise price of $9.50 per share, the fair market value on the date our Board approved the grant. The agreement provides that the option vests as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/48 of the total number of shares subject to the award will vest on a monthly basis thereafter. Mr. Helenek resigned from our Board effective March 30, 2016. None of the options granted were vested upon his resignation and thus were forfeited upon his resignation. Mr. Helenek’s resignation from our Board was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Our Agreement with Mr. Markscheid:

Effective as of June 29, 2016, the Board appointed Stephen Markscheid to fill a vacancy on the Board, which Mr. Markscheid accepted pursuant to an offer letter dated as of June 29, 2016, which provides for the grant of an option under our 2015 Omnibus Incentive Plan (the “2015 Plan”), effective July 1, 2016, to purchase 6,000 shares of our common stock at an exercise price of $4.31 per share. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000 payable in monthly installments, although such fee is not guaranteed. We also agreed to reimburse Mr. Markscheid for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

In connection with the above-described option grant, we and Mr. Markscheid entered into a stock option agreement in the form provided by the 2015 Plan, which provides for 1/4 of the total number of shares to vest after twelve months and 1/48 of the total number of shares to vest each month commencing each month thereafter. The options granted will become fully vested and exercisable immediately prior to, and contingent upon, a “Change in Control” (as defined in the 2015 Plan).

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INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Age	Positions Held:	Date of Election or Appointment
Alain J. Castro	46	Chief Executive Officer and Director	May 14, 2013
Boris A. Maslov, Ph.D.	56	President, Chief Operating Officer and Chief Technology Officer	July 1, 2013
Domonic J. Carney	50	Chief Financial Officer, Secretary, Treasurer	August 25, 2014
Michael J. Hammons	46	Chairman of the Board and Chairman of the Nominating and Corporate Governance Committee	July 1, 2013
Christopher J. Brown, Ph.D.	40	Director	July 1, 2013
Jeffrey A. Horn	61	Director	May 28, 2014
Bennet P. Tchaikovsky	47	Director and Chairman of the Audit Committee	November 25, 2013
Ian C. Copeland	54	Director and Chairman of the Compensation Committee	December 1, 2014
Stephen Markscheid	62	Director	June 29, 2016
Douglas A. Hamrin	46	Vice President, Engineering	March 16, 2015

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of our directors, including executive officers serving as directors, is provided under “Information about the Director Nominees” in Proposal 1 above. The business experience of executive officers who are not also directors is described below.

Boris A. Maslov, Ph.D., President, Chief Operating Officer, and Chief Technology Officer

Mr. Maslov became our President, Chief Operating Officer, and Chief Technology Officer as of the closing of the Merger. Commencing with the inception of Ener-Core Power until the closing of the Merger, he served as its President, Chief Operating Officer, and Chief Technology Officer, and served as its interim Chief Executive Officer from inception until May 14, 2013. Previously, between January 2011 and November 2012 (the inception of Ener-Core Power), Dr. Maslov was Vice President of FlexEnergy, Inc. Prior to that, between October 2007 and January 2011, he was Chief Executive Officer of Energy One Management LLC, a renewable energy project development company located in McLean, Virginia. He received his Ph.D. in Electrical Engineering and his B.S. and M.S. in Electrical Engineering and Computer Science from the Moscow Institute of Physics and Technology.

Domonic J. Carney, Chief Financial Officer, Secretary and Treasurer

Mr. Carney was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer effective on August 25, 2014. Until his appointment, Mr. Carney was an independent consultant providing finance, accounting and business strategy services. From March 30, 2012 to October 2012, Mr. Carney served as the chief financial officer for T3 Motion, Inc. (TTTM.PK), an electric vehicle technology company. From March 2005 to February 2012, Mr. Carney served as Chief Financial Officer for Composite Technology Corporation (CPTC.OB), a manufacturer of high efficiency carbon composite electric transmission conductors and renewable energy wind turbines. Mr. Carney has a Masters in Accounting from Northeastern University and a Bachelor’s Degree in Economics from Dartmouth College.

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Douglas A. Hamrin, Vice President of Engineering

Mr. Hamrin was appointed as an executive officer of the Company on March 16, 2015. Since July 1, 2013, Mr. Hamrin has been our Vice President of Engineering. From May 2008 to December 2012, Mr. Hamrin served as Director of Thermal Oxidizer Development for Flex Energy. Prior to joining Flex Energy, Mr. Hamrin held positions as Technical Manager, Applications and Principal Applications Engineer at Honeywell Turbo Technologies, Director of the Fuel Systems Group at Capstone Turbine Corporation and Engineer at Generals Motors Powertrain Division. Mr. Hamrin has an M.S. in Mechanical Engineering from the Massachusetts Institute of Technology and a BS in Mechanical Engineering from the Illinois Institute of Technology.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on the review of copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended December 31, 2015, our directors, executive officers and greater than 10% stockholders complied with Section 16(a) filing requirements applicable to them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the shares of common stock beneficially owned or deemed to be beneficially owned as of August 22, 2016 by (i) each person known by the Company to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) our executive officers named in the summary compensation table, and (iv) all of our directors and executive officers as a group, as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 22, 2016. We did not deem those shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

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Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(2)
Alain J. Castro(3)	51,674	1.35%
Boris A. Maslov(4)	17,024	*
Domonic J. Carney(5)	26,071	*
Michael J. Hammons(6)	7,334	*
Christopher J. Brown (7)	2,934	*
Bennet P. Tchaikovsky(8)	4,174	*
Jeff Horn(9)	5,834	*
Ian Copeland(10)	4,667	*
Stephen Markscheid (11)	—	*
Douglas Hamrin(12)	24,854	*
All directors and executive officers as a group (10 persons)(13)	144,398	3.81%

Five Percent Beneficial Owners:
SAIL Exit Partners, LLC(14)	586,005	15.48%
SAIL Pre-Exit Acceleration Fund, LP(15)	5,232	*
Jeneration Capital Master Fund(16)	375,000	9.59%
Like Capital Limited(17)	696,056	18.39%

* Less than 1%

(1)	Unless otherwise noted, the business address for each holder is 9400 Toledo Way, Irvine, California 92618.

(2)	The applicable percentage ownership is based on 3,785,216 shares of common stock outstanding as of August 22, 2016, as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015. The number of shares of common stock owned are those “beneficially owned” as determined under the rules of the SEC, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock that the person has the right to acquire within 60 days through the exercise of any option, warrant, or right.

(3)	Consists of 6,667 shares purchased on September 22, 2014 in conjunction with the Company’s September 2014 PIPE transaction, 500 shares purchased from Dr. Maslov and 44,507 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. Does not include 9,653 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Castro on April 15, 2014, May 13, 2014 and November 28, 2014.

(4)	Consists of 17,024 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. Does not include 5,190 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Dr. Maslov on April 15, 2014, May 13, 2014 and November 28, 2014.

(5)	Consists of 4,000 shares of common stock issued to Charles Schwab & Co. Inc. FBO Domonic Carney IRA and 2,667 shares issued to Charles Schwab & Co. Inc. FBO Domonic Carney Roth IRA, as to which Mr. Carney holds voting and investment power. These shares were issued in conjunction with the September 2014 PIPE. Consists of 1,000 shares of common stock purchased from Dr. Maslov on May 8, 2015. Consists of 18,404 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. Does not include 16,296 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Carney on August 19, 2014 and November 28, 2014.

(6)	Consists of the 1,334 shares issued in conjunction with the September 2014 PIPE and 6,000 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Hammons on November 28, 2014. Mr. Hammons’ business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

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(7)	Consists of 1,334 shares of common stock issued to Dr. Brown as an individual and 1,600 shares issued to Christopher J. Brown Contributing IRA, issued in connection with the September 2014 PIPE, as to which Dr. Brown holds voting and investment power. Dr. Brown’s business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

(8)	Consists of 4,174 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. Does not include 826 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Tchaikovsky on April 15, 2014. Mr. Tchaikovsky’s business address is 6571 Morningside Drive, Huntington Beach, California 92648.

(9)	Consists of the 1,334 shares issued to Mr. Horn in conjunction with the September 2014 PIPE. Also consists of 4,500 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. Does not include 1,500 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Horn on May 28, 2014. Mr. Horn’s business address is 703 Hollybriar Lane, Naples, Florida 34108.

(10)	Consists of 1,000 shares of common stock purchased from Dr. Maslov on May 8, 2015. Consists of 3,500 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. Does not include 2,500 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Copeland on November 28, 2014. Mr. Copeland’s business address is 13007 Mimosa Farm Court, Rockville, Maryland 20850.

(11)	Does not include 6,000 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Markscheid on June 29, 2016. Mr. Markscheid’s business address is 419 Washington Avenue, Wilmette, Illinois 60091.

(12)	Consists of 5,550 shares of common stock. Consists of 19,304 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016. Does not include 7,644 shares of common stock underlying options that are not exercisable within 60 days of August 22, 2016. These stock options were granted to Mr. Hamrin on April 15, 2014, May 13, 2014 and October 3, 2014.

(13)	Includes 117,412 shares of common stock underlying options that are exercisable within 60 days of August 22, 2016.

(14)	To the Company’s knowledge, F. Henry Habicht II is the manager of SAIL Exit Partners, LLC and is deemed to have sole voting and investment power with respect to the shares of common stock owned by SAIL Exit Partners, LLC. SAIL Exit Partners, LLC’s business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

(15)	To the Company’s knowledge, SAIL Capital Partners, LLC is the general partner and management company of SAIL Pre-Exit Acceleration Fund, LP. To the Company’s knowledge, F. Henry Habicht II is the managing partner of SAIL Capital Partners, LLC and is deemed to have sole voting and investment power with respect to the shares of common stock owned by SAIL Pre-Exit Acceleration Fund, LP. SAIL Capital Partners, LLC’s business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

(16)

Consists of 250,000 shares of common stock and 125,000 shares of common stock issuable upon exercise of a warrant issued on December 31, 2016 (the “December 2015 Warrant”), which is exercisable within 60 days of August 22, 2016. These reported securities are subject to a 9.99% beneficial ownership limitation, as set forth in the December 2015 Warrant. As such, Jeneration Capital Master Fund cannot exercise the December 2015 Warrant if Jeneration Capital Master Fund would beneficially own, after such exercise, more than 9.99% of the outstanding shares of our common stock. The percentage set forth in the table above assumes that the exercise of the December 2015 Warrant is subject to such 9.99% limitation. Jeneration Capital Management serves as the investment manager of Jeneration Capital Master Fund and may be deemed to have beneficial ownership of the shares of common stock and shares of common stock underlying the December 2015 Warrant (subject to the 9.99% beneficial ownership limitation) owned by Jeneration Capital Master Fund. Jimmy Ching-Hsin Chang is the principal of Jeneration Capital Management and may be deemed to have beneficial ownership of the shares of common stock and shares of common stock underlying the December 2015 Warrant (subject to the 9.99% beneficial ownership limitation) owned by Jeneration Capital Master Fund. Mr. Chang disclaims any beneficial ownership of any such shares of our common stock. Jeneration Capital Master Fund’s business address is c/o Jeneration Capital Advisors (Hong Kong) Limited, 20/F, One IFC, 1 Harbour View Street, Central, Hong Kong.

(17)

Ma Chi Wing Wendy is the Managing Director of Like Capital Limited and is deemed to have sole voting and investment power with respect to the shares of common stock owned by Like Capital Limited. Like Capital Limited’s business address is New World Tower 1, 23rd Floor, 18 Queens Road Central, Hong Kong.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder of the Company, or any associate or any such directors, officers or affiliates, is a party that is adverse to the Company in any material legal proceeding.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of the compensation awarded to our current executive officers. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year.

Our current executive compensation program may from time to time include the following principal components: (i) base salary; (ii) stock incentive plan awards; (iii) discretionary annual cash bonuses; and (iv) perquisites and benefits.

Our Compensation Philosophy and Objectives

Our philosophy regarding compensation of our executive officers includes the following principles:

●	our compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals;

●	compensation should appropriately reflect differences in position and responsibility;

●	compensation should be reasonable; and

●	the compensation program should be understandable and transparent.

In order to implement such compensation principles, we have developed the following objectives for our executive compensation program:

●	overall compensation levels must be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results;

●	a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals, and that portion should increase as an executive’s position and responsibility increases;

●	total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating goals and strategic initiatives;

●	the number of elements of our compensation program should be kept to a minimum, and those elements should be readily understandable by and easily communicated to executives, stockholders, and others; and

●	executive compensation should be set at responsible levels to promote a sense of fairness and equity among all employees and appropriate stewardship of corporate resources among stockholders.

Determination of Compensation Awards

The Compensation Committee was created to be our primary authority to determine the compensation awards available to our executive officers. Because there were no members of our Compensation Committee during fiscal year 2014, members of our Board provided recommendations regarding the compensation of our executive officers and approved all executive compensation during 2014. We formed our Compensation Committee in July 2015 and it has engaged the services of a consultant to review a peer group of companies in order to provide them with market data on the compensation of directors and officers of peer companies. The Compensation Committee continues to review the data and may in the future modify the compensation of our directors and executive officers in order to better align their compensation with our goals and objectives and ensure their compensation is competitive in the marketplace.

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Compensation Benchmarking and Peer Group

We did not rely on any consultants or utilize any peer company comparisons or benchmarking in setting executive compensation levels for fiscal 2014. However, our management informally considered competitive market practices by reviewing publicly available information relating to compensation of executive officers at other comparable companies in making its recommendations to our Board regarding our executives’ compensation for fiscal 2014. In 2015, we took steps, including the engagement of a third party consultant to establish peer company comparisons, to ensure that the Compensation Committee and/or Board has a comprehensive picture of the compensation paid to our executives and with a goal toward total direct compensation for our executives that is on par with the median total direct compensation paid to executives in peer companies if annually established target levels of performance at our company and business segment levels are achieved. Our Compensation Committee intends to complete the evaluation and to provide recommendations during the second half of 2016. We expect our recommendations for 2016 to include a better alignment of management compensation with the achievement of key performance goal and objectives.

Elements of Compensation

The principal elements of our executive compensation are:

●	base salary; and

●	stock incentive plan awards.

While base salary is generally included as an element of compensation of our executive officers in every year, the granting of stock incentive awards, as well as bonuses and perquisites, is determined on a case-by-case basis. During the fiscal year ended December 31, 2015, our compensation program consisted solely of base salary. No stock options or cash incentive pay was granted or approved in 2015. For fiscal 2016, we expect that our executive compensation will consist of base salary with additional incentive pay to be determined by the Compensation Committee as described above.

Base Salaries

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our employees, including our named executive officers. When establishing base salaries for 2015, subject to the provisions of each person’s employment agreement, our Board and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at their prior employment and the number of well-qualified candidates to assume the individual’s role. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies.

Discretionary Annual Cash Bonuses

The Compensation Committee has discretion to recommend and approve the annual cash bonus for our Chief Executive Officer and each other named executive officer. Bonus awards generally will be based on our management’s recommendations and ultimately approved by the Compensation Committee. There were no annual bonuses granted for 2015. Annual bonuses, when awarded, are intended to compensate officers for individual performance, for our overall financial performance, and for achieving important operational and financial milestones during the relevant fiscal year. During fiscal 2015, Dr. Maslov and Mr. Hamrin were and are eligible for cash bonuses of $2,000, awarded whenever we receive a patent for which an employee is listed as a co-developer.

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Stock Incentive Plan Awards

Our current stock option plans, the 2013 Plan, which our Board adopted on July 1, 2013, and the 2015 Plan, which our Board adopted on July 14, 2015, were designed to provide long-term incentives to our executives and other employees and award recipients, and to increase stockholder value through competent, effective management. We believe that the ability to grant equity awards as a component of compensation will provide us with an advantage in attracting qualified management and employees. Stock option award decisions are evaluated on a case-by-case basis giving consideration to factors such as the recipient’s qualifications and abilities, the nature of the recipient’s position, and the recipient’s ability to contribute to the development and achievement of our business objectives.

Perquisites and Other Compensation

Presently, we do not include perquisites or other benefits as a part of executive compensation, though we may in the future include perquisites and other benefits as an element of compensation from time to time on a discretionary basis.

Management’s Role in the Compensation-Setting Process

Our management plays an important role in our compensation-setting process. The most significant aspects of management’s role are evaluating other executive officers’ performance, recommending business performance targets and objectives, and recommending salary levels and option awards. Our management makes recommendations to our Board regarding our executives’ compensation packages. During this process, management may be asked to provide the Board with their evaluation of the executive officers’ performance, the background information regarding our strategic financial and operational objectives, and compensation recommendations as to the executive officers.

Executive Compensation

2015 Summary Compensation Table(1)

The following table sets forth information regarding compensation for each of our 2015 “named executive officers” for SEC reporting purposes.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Alain J. Castro,	2015	200,000	—	—	—	200,000
Chief Executive Officer(3)	2014	181,667	—	1,351,524	—	1,533,191

Boris A. Maslov,	2015	225,000	—	—	—	225,000
President, COO and CTO(4)	2014	220,313	2,000	584,191	—	806,504

Domonic J. Carney,	2015	180,000	—	—	—	180,000
Secretary/Treasurer Chief Financial Officer(5)	2014	63,750	—	255,689	—	319,439

Kelly Anderson Treasurer/Chief Financial Officer (6)	2014	85,873	—	268,950	—	354,823

Douglas Hamrin	2015	180,000	—	—	—	180,000
Vice President, Engineering(7)	2014	157,065	1,500	656,952	—	815,517

(1)	All share figures and exercise prices noted in the footnotes to this table are adjusted to give effect to the 1-for-50 reverse split of our issued and outstanding common stock on July 8, 2015, retroactively.

(2)	The amounts shown in this column represent the aggregate grant date fair value of stock options granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not paid to or realized by the officer. The Company did not grant any option awards to any executives during 2015. See Note 12 of the notes to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options.

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(3)	Mr. Castro became the Chief Executive Officer of the operating company under the terms of his employment agreement on April 25, 2013. His base salary was $200,000 per annum for 2015 and for most of 2014, except as noted below. In 2013, Mr. Castro received 25,000 options granted at an exercise price of $50.00 per option and 18,000 options at an exercise price of $65.00 per option. On April 28, 2014, Mr. Castro’s previously issued options were cancelled and 43,000 options were issued to Mr. Castro at an exercise price of $17.50 per option, with 15% of the options vesting upon grant and the remainder vesting in equal monthly amounts over the next 36 months. Between May 1, 2014 and July 31, 2014, Mr. Castro agreed to reduce his base salary to a $120,000 annual rate under our furlough plan and he was issued 6,460 additional fully vested options at an exercise price of $24.00 per option in lieu of $20,000 of base salary. Mr. Castro’s base salary reverted to a $200,000 annual rate on August 1, 2014. In November 2014, Mr. Castro received 4,700 options at an exercise price of $8.00 per option, with 25% of the options vesting in November 2015 and thereafter vesting ratably on a monthly basis over three years.

(4)	Dr. Maslov’s base salary in 2015 and for most of 2014 was at a $225,000 annual rate, except as noted below. In 2014, Dr. Maslov was paid a bonus of $2,000 in cash subsequent to the granting of a patent by the United States Patent and Trademark Office to us for which Dr. Maslov was named as a co-developer. In 2013, Dr. Maslov received 16,000 options granted at an exercise price of $65.00 per option. On April 28, 2014, the options issued in 2013 were cancelled and 16,000 options were issued to Dr. Maslov at an exercise price of $17.50 per option, with 15% of the options vesting upon grant and the remainder vesting in equal monthly amounts over the next 36 months. During 2014, Dr. Maslov received 1,514 additional fully vested options at an exercise price of $24.00 per option in lieu of a reduction in base salary of $4,688 under our furlough plan. In November 2014, Dr. Maslov received 4,700 options at an exercise price of $8.00 per option, with 25% of the options vesting in November 2015 and thereafter vesting ratably on a monthly basis over three years. Dr. Maslov was paid an amount of $67,875 in January 2013, prior to the reverse merger, to pay for a liability associated with the exercise of stock options in 2012 due to a Code Section 409A issue that was discovered and resolved with the Internal Revenue Service in 2013.

(5)	Mr. Carney became our Secretary, Treasurer and Chief Financial Officer effective August 19, 2014. His base salary is $180,000 per annum per the terms of his employment agreement. On August 19, 2014, Mr. Carney was granted 30,000 options with an exercise price of $7.50 per option vesting 12.5% on February 19, 2014, 12.5% on August 19, 2015 and thereafter vesting ratably on a monthly basis over three years. In November 2014, Mr. Carney received 4,700 options at an exercise price of $8.00 per option, with 25% of the options vesting in November 2015 and thereafter vesting ratably on a monthly basis over three years.

(6)	Ms. Anderson was our Treasurer and Chief Financial Officer from November 15, 2013 until July 3, 2014. Her base salary was $175,000 per annum per the terms of her employment agreement. Ms. Anderson resigned as Treasurer and Chief Financial Officer effective July 3, 2014. In 2013, Ms. Anderson received 20,000 options granted at an exercise price of $76.50 per option. On April 28, 2014, Ms. Anderson’s previously issued options were cancelled and 30,000 options were issued to Ms. Anderson at an exercise price of $17.50 per option, with 15% of the options vesting upon grant and the remainder vesting in equal monthly amounts over the next 36 months. On May 1, 2014, Ms. Anderson received 942 additional fully vested options at an exercise price of $24.00 per option in lieu of a reduction in base salary under our furlough plan between May 1, 2014 and July 31, 2014. All of Ms. Anderson’s options expired unexercised during 2014.

(7)

Mr. Hamrin became our Vice President of Engineering effective March 15, 2015. His base salary is $180,000 per annum for 2015 and $160,000 per annum for 2014. In 2014, Mr. Hamrin was paid a bonus of $1,500 in cash subsequent to the granting of a patent by the United States Patent and Trademark Office to us for which Mr. Hamrin was named as a co-developer. We currently have no employment agreement with Mr. Hamrin. In 2013, Mr. Hamrin received 16,000 options granted at an exercise price of $65.00 per option. On April 28, 2014, Mr. Hamrin’s previously issued options were cancelled and 16,000 options were issued to Mr. Hamrin at an exercise price of $17.50 per option, with 15% of the options vesting upon grant and the remainder vesting in equal monthly amounts over the next 36 months. On May 1, 2014, Mr. Hamrin received 948 additional fully vested options at an exercise price of $24.00 per option in lieu of a reduction of base salary of $2,935 under our furlough plan between May 1, 2014 and July 31, 2014. On October 3, 2014, Mr. Hamrin received 10,000 options at an exercise price of $12.50 per option, with 25% of the options vesting in October 2015 and thereafter vesting ratably on a monthly basis over three years.

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Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Employment Agreements

We have entered into various employment and employment-related agreements with certain of our executive officers. Set forth below is a summary of many of the material provisions of such agreements, which summaries do not purport to contain all of the material terms and conditions of each such agreement. All share figures and exercise prices noted in these summaries are adjusted to give effect to the 1-for-50 reverse split of our issued and outstanding common stock on July 8, 2015, retroactively, unless otherwise noted.

Our Agreements with Mr. Castro and Dr. Maslov:

We employ Mr. Castro pursuant to an executive employment agreement, dated April 25, 2013, with Flex Power Generation, Inc., then known as Ener-Core Power, Inc., for the position of Chief Executive Officer, which agreement we assumed as of the closing of the Merger. Under the agreement, the term of his employment is one year, renewing automatically for successive one-year terms unless either party gives the other party notice of non-renewal not less than 30 day prior to the end of the relevant term. We will pay Mr. Castro a base salary of $200,000 per year that may be increased but not decreased by our Board in its sole discretion. Mr. Castro is eligible (i) for an annual bonus and/or other annual incentive compensation in accordance with any applicable executive bonus plan as our Board may adopt in its sole discretion, and (ii) to participate in our equity incentive plan or incentive option plan, as applicable, with grants and vesting schedules as determined by the Board from time to time. In connection with Mr. Castro’s participation in our voluntary wage reduction plan from May 1, 2014 to July 31, 2014, on May 23, 2014, we entered into an amendment to the executive employment agreement with Mr. Castro, pursuant to which we issued Mr. Castro an option to purchase up to 15 shares of our common stock (pre-split) in exchange for $1.00 (pre-split) that he voluntarily forwent under the wage reduction plan. As a result, we entered into a stock option agreement with Mr. Castro on May 13, 2014, pursuant to which we granted Mr. Castro an option to purchase 6,460 shares of our common stock at an exercise price of $24.00 per share. All the shares subject to Mr. Castro’s option vested immediately on the date of grant.

We employ Dr. Maslov pursuant to an executive employment agreement, dated December 31, 2012, with Flex Power Generation, Inc., for the position of Interim Chief Executive Officer, which agreement we assumed as of the closing of the Merger. Under the agreement, the term of his employment is one year, renewing automatically for successive one-year terms each year unless either party gives the other party notice of non-renewal not less than 30 day prior to the end of the relevant term. We will pay Dr. Maslov a base salary of $225,000 per year that may be increased but not decreased by our Board in its sole discretion. Dr. Maslov is eligible (i) for an annual bonus and/or other annual incentive compensation in accordance with any applicable executive bonus plan as our Board may adopt in its sole discretion, and (ii) to participate in our equity incentive plan or incentive option plan, as applicable, with grants and vesting schedules as determined by the Board from time to time. In connection with Dr. Maslov’s participation in our voluntary wage reduction plan from May 9, 2014 to June 15, 2014, on May 23, 2014, we entered into an amendment to the executive employment agreement with Dr. Maslov, pursuant to which we issued Dr. Maslov an option to purchase up to 15 shares of our common stock (pre-split) in exchange for $1.00 (pre-split) that he voluntarily forwent under the wage reduction plan. As a result, we entered into a stock option agreement with Dr. Maslov on May 13, 2014, pursuant to which we granted Dr. Maslov an option to purchase 1,514 shares of our common stock at an exercise price of $24.00 per share. All the shares subject to Dr. Maslov’s option vested immediately on the date of grant.

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The termination provisions for Mr. Castro’s or Dr. Maslov’s employment are substantially similar and are set forth below. If we terminate Mr. Castro’s or Dr. Maslov’s services for cause (whether during or at the end of an employment year), then we are obligated to pay the sum of (i) the respective executive’s salary and bonuses, if any, through the date of termination, (ii) any earned but unused vacation time and paid time off (PTO), and (iii) any unreimbursed expenses. ”Cause” means the respective executive’s (A) willful dishonesty or fraud with respect to our business affairs, (B) willful falsification of any employment or other of our records, (C) misappropriation of or intentional damage to our business or property, including the improper use or disclosure of our confidential or proprietary information, (D) conviction (including any plea of guilty or nolo contendere ) of a felony or crime that involves moral turpitude, (E) willful and continued failure to comply with our reasonable written directives after the respective executive’s receipt of written notice from us of such refusal and a reasonable opportunity to cure, or (F) the misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which is adverse to our interests or to the benefits to which we are entitled.

If Mr. Castro’s or Dr. Maslov’s services are terminated upon death or disability, we are obligated to pay the respective executive or their respective estate (i) the same economic benefits as if his services were terminated for cause and (ii) upon a determination by our Board in its sole discretion, the respective executive or his respective estate may also be granted (A) additional vesting of then-unvested stock or stock options, (B) a proportional amount of any earned and unpaid annual bonus based on the respective executive’s performance through the date of termination, and/or (C) severance payments. ”Disability” means the inability to perform one or more of the essential functions of the job due to physical or mental impairment, with or without reasonable accommodation as required by law, for any period aggregating more than 120 days in any 365-consecutive day period.

If we terminate Mr. Castro’s or Dr. Maslov’s services for any other reason, then we are obligated to pay the respective executive (i) the same economic benefits as if his services were terminated for cause, and (ii) monthly cash severance payments at his then-salary rate during the six-month period immediately following the termination date, subject to earlier termination in the event that he obtains new employment or engages (or assists any other person or entity to engage) in any activity competitive with our business. Further, if, during the six-month period immediately preceding or following a Change of Control (as hereinafter defined) we terminate his employment without Cause, then all of the respective executive’s then-unvested outstanding options will immediately vest. A “Change of Control” occurs when (i) any person becomes the beneficial owner of our securities that then represents 50% or more of the total voting power of our outstanding voting securities, unless such person was the beneficial owner of at least 20% of our voting power as of February 1, 2012, and does not become the beneficial owner of 80% or more of our voting power, (ii) we consummate the sale, exchange, lease, or other disposition of all or substantially all of our assets to a person or group of related persons, (iii) we consummate a merger, reorganization, recapitalization, consolidation, or similar transaction with any other corporation or other business entity, in one transaction or a series of related transactions (except one in which (A) the holders of our voting securities outstanding immediately before such transaction continue to hold at least 50% of the voting power in the surviving entity or (B) a transaction in which a single party (or a group of affiliated parties) acquires our voting securities and the holders of our voting securities immediately before the transaction do not dispose of a majority of their interests in us in connection with that transaction), or (iii) we dissolve or liquidate.

Mr. Castro or Dr. Maslov may terminate their respective employment relationships with us at any time and for any reason. Such resignation will not become effective until the earlier of (i) 90 days after the date the respective resignation notice is given to our Board or (ii) a date we specify. If Mr. Castro or Dr. Maslov chooses to do so, each has agreed to make himself available to us during the 30-day period following his termination, without any compensation, (i) to facilitate an efficient transition of his job-related responsibilities and duties, and (ii) to respond to questions from us regarding information and/or activities in which he had been engaged while employed by us.

During Mr. Castro’s or Dr. Maslov’s employment with us and for a period of the shorter of (i) 12 months after their respective termination or (ii) the number of months we employed Mr. Castro or Dr. Maslov, both are subject to restrictive covenants that provide each individual will not: (i) call on, solicit, divert, interfere with or take away (or attempt to call on, solicit, divert, interfere with or take away) any of our projects, business, clients, customers or prospects with whom or with which they had contact during their employment with us by promoting or selling services or products that compete with us or our affiliates; or (ii) solicit, influence or induce (or attempt to solicit, influence or induce) any employees as of the respective termination date with whom they had direct contact during their employment with us.

Both Mr. Castro’s and Dr. Maslov’s executive employment agreement also contain other restrictive covenants further prohibiting: (i) disparagement of us or our affiliates during their employment and thereafter, and (ii) the use or disclosure of confidential business information during or at any time after termination of their employment.

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On April 28, 2014, our Board approved the re-pricing and vesting schedules of outstanding stock options to purchase an aggregate of 172,600 shares of our common stock previously granted to our officers, directors, employees and consultants. As a result of this cancellation and reissuance of the options, we entered into a stock option cancellation agreement and concurrently entered into new stock option agreements with each of the officers, directors, employees and consultants who held shares as of that date, which included Mr. Castro and Dr. Maslov. The number of underlying shares subject to each award remained unchanged as a result of the re-pricing and vesting schedule change.

On November 28, 2014, we entered into stock option agreements with each of Mr. Castro and Dr. Maslov granting each an option to purchase up to 4,700 shares of our common stock, at an exercise price of $8.00 per share, the fair market value on the date that our Board approved the grant. The options vest as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/48 of the total number of shares subject to the award will vest on a monthly basis thereafter.

Our Agreements with Mr. Carney:

Our offer letter to Mr. Carney dated August 19, 2014 provided for an annual base salary of $180,000 and an option under the 2013 Plan to purchase 30,000 shares of our common stock at an exercise price equal to the per share closing price on August 19, 2014, being the fair market value on such date.

In addition to the offer letter, we entered into an executive employment agreement with Mr. Carney, dated as of August 19, 2014, for the position of Chief Financial Officer and Treasurer, which, in addition to his annual compensation as described in the offer letter, provides that he is eligible to receive an annual bonus and other annual incentive compensation that our Board may adopt, as well as benefits that we make available to other employees. We will also reimburse Mr. Carney for reasonable expenses that he incurs in performing his duties.

If we terminate Mr. Carney’s services for cause (whether during or at the end of an employment year), we are obligated to pay him the sum of (i) his salary and bonuses, if any, through the date of termination, (ii) any earned but unused vacation time and paid time off (PTO), and (iii) any unreimbursed expenses. ”Cause” means his (A) willful dishonesty or fraud with respect to our business affairs, (B) willful falsification of any employment or other of our records, (C) misappropriation of or intentional damage to our business or property, including the improper use or disclosure of our confidential or proprietary information, (D) conviction (including any plea of guilty or nolo contendere ) of a felony or crime that involves moral turpitude, (E) willful and continued failure to comply with our reasonable written directives after his receipt of written notice from us of such refusal and a reasonable opportunity to cure, or (F) the misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which is adverse to our interests or to the benefits to which we are entitled.

If Mr. Carney’s services are terminated upon his death or disability, then (i) we are obligated to pay to him or his estate the same economic benefits as if his services were terminated for cause and (ii) he or his estate may also be granted (A) additional vesting of then-unvested stock or stock options, (B) a proportional amount of any earned and unpaid annual bonus based on his performance through the date of termination, and/or (C) severance payments. ”Disability” means his inability to perform one or more of the essential functions of his job due to his physical or mental impairment, with or without reasonable accommodation as required by law, for any period aggregating more than 120 days in any 365-consecutive day period.

If we terminate Mr. Carney’s services for any other reason, then we are obligated to pay him (i) the same economic benefits as if his services were terminated for cause, (ii) monthly cash severance payments at his then-salary rate, and (iii) continuation of our provided health insurance coverage, each to be paid during the six-month period immediately following the termination date, subject to earlier termination in the event that he obtains new employment or engages (or assists any other person or entity to engage) in any activity competitive with our business. Further, if during the six-month period immediately preceding or following a Change of Control (as hereinafter defined), we terminate his employment without Cause, then all of his then-unvested outstanding options will immediately vest. A “Change of Control” occurs when (i) any person becomes the beneficial owner of our securities that then represents 50% or more of the total voting power of our outstanding voting securities, unless such person was the beneficial owner of at least 20% of our voting power as of August 19, 2014, and does not become the beneficial owner of 80% or more of our voting power, (ii) we consummate the sale, exchange, lease, or other disposition of all or substantially all of our assets to a person or group of related persons, (iii) we consummate a merger, reorganization, recapitalization, consolidation, or similar transaction with any other corporation or other business entity, in one transaction or a series of related transactions (except one in which (A) the holders of our voting securities outstanding immediately before such transaction continue to hold at least 50% of the voting power in the surviving entity or (B) a transaction in which a single party (or a group of affiliated parties) acquires our voting securities and the holders of our voting securities immediately before the transaction do not dispose of a majority of their interests in us in connection with that transaction), or (iii) we dissolve or liquidate.

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Mr. Carney may terminate his employment relationship with us at any time and for any reason. Such resignation will not become effective until the earlier of (i) 90 days after the date resignation notice is given to our Board or (ii) a date we specify. If Mr. Carney does so, he has agreed to make himself available to us during the 30-day period following his termination, without any compensation (subject to exception): (i) to facilitate an efficient transition of his job-related responsibilities and duties and (ii) to respond to questions from us regarding information and/or activities in which he had been engaged while employed by us.

During his employment with us and for a period of the shorter of (i) 12 months after his termination or (ii) the number of months we employed Mr. Carney, Mr. Carney is subject to restrictive covenants that provide he will not: (i) call on, solicit, divert, interfere with or take away (or attempt to call on, solicit, divert or interfere with or take away) any of our projects, business, clients, customers or prospects with whom or with which Mr. Carney had contact during his employment with us by promoting or selling services or products that compete with us or our affiliates; or (ii) solicit, influence or induce (or attempt to solicit, influence or induce) any employees as of his termination date with whom Mr. Carney had direct contact during his employment with us.

The executive employment agreement also contains other restrictive covenants further prohibiting: (a) disparagement of us or our affiliates during his employment and thereafter, and (b) the use or disclosure of confidential business information during or at any time after termination of his employment.

In connection with the option granted under his executive employment agreement, we entered into a stock option agreement with Mr. Carney, dated as of August 19, 2014. The agreement grants an option to purchase up to 30,000 shares of our common stock, at an exercise price of $7.50 per share, the fair market value on the date that our Board approved the grant. The agreement provides that the options vest as follows: (i) 1/8 of the total number of shares subject to the award will vest six months from the grant date, (ii) 1/8 of the total number of shares subject to the award will vest one year from the grant date and (iii) 1/48 of the total number of shares subject to the award will vest on a monthly basis thereafter.

On November 28, 2014, we entered into a stock option agreement with Mr. Carney granting him an option to purchase up to 4,700 shares of our common stock at an exercise price of $8.00 per share, the fair market value on the date that our Board approved the grant. The options vest as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date and (ii) 1/48 of the total number of shares subject to the award will vest on a monthly basis thereafter.

Our Agreements with Ms. Anderson:

Our offer letter to Ms. Anderson dated November 1, 2013 provided for an annual base salary of $175,000 and an option under the 2013 Plan to purchase 20,000 shares of our common stock at an exercise price equal to the per share closing price on November 15, 2013, being the fair market value on such date. She would also be eligible for a one-time bonus of $50,000 if we successfully raised at least $10 million in a public offering of our common stock.

In addition to the offer letter, we entered into an executive employment agreement with Ms. Anderson dated as of November 15, 2013, for the position of Chief Financial Officer and Treasurer, which, in addition to her annual compensation as described in the offer letter, provided that she was eligible to receive an annual bonus and other annual incentive compensation that our Board adopted, as well as benefits that we made available to other employees. We also agreed to reimburse Ms. Anderson for reasonable expenses that she incurred in performing her duties.

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If we terminated Ms. Anderson’s services for cause (whether during or at the end of an employment year), then we were obligated to pay her the sum of (i) her salary and bonuses, if any, through the date of termination, (ii) any earned but unused vacation time and paid time off (PTO), and (iii) any unreimbursed expenses. ”Cause” meant her (A) willful dishonesty or fraud with respect to our business affairs, (B) willful falsification of any employment or other of our records, (C) misappropriation of or intentional damage to our business or property, including the improper use or disclosure of our confidential or proprietary information, (D) conviction (including any plea of guilty or nolo contendere ) of a felony or crime that involved moral turpitude, (E) willful and continued failure to comply with our reasonable written directives after her receipt of written notice from us of such refusal and a reasonable opportunity to cure, or (F) the misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which was adverse to our interests or to the benefits to which we are entitled.

If Ms. Anderson’s services terminated upon her death or disability, then (i) we were obligated to pay to her or her estate the same economic benefits as if her services were terminated for cause and (ii) she or her estate could also be granted (A) additional vesting of then-unvested stock or stock options, (B) a proportional amount of any earned and unpaid annual bonus based on her performance through the date of termination, and/or (C) severance payments. ”Disability” meant her inability to perform one or more of the essential functions of her job due to her physical or mental impairment, with or without reasonable accommodation as required by law, for any period aggregating more than 120 days in any 365-consecutive day period.

If we had terminated Ms. Anderson’s services for any other reason, then we were obligated to pay her (i) the same economic benefits as if her services were terminated for cause and (ii) monthly cash severance payments at her then-salary rate, each to be paid during the six-month period immediately following the termination date, subject to earlier termination in the event that she obtained new employment or engages (or assists any other person or entity to engage) in any activity competitive with our business. Further, if, during the six-month period immediately preceding or following a Change of Control (as hereinafter defined), we had terminated her employment without Cause, then all of her then-unvested outstanding options would have immediately vested. A ”Change of Control” was defined as when (i) any person became the beneficial owner of our securities that then represented 50% or more of the total voting power of our outstanding voting securities, unless such person was the beneficial owner of at least 20% of our voting power as of February 1, 2012, and did not become the beneficial owner of 80% or more of our voting power, (ii) we consummated the sale, exchange, lease, or other disposition of all or substantially all of our assets to a person or group of related persons, (iii) we consummated a merger, reorganization, recapitalization, consolidation, or similar transaction with any other corporation or other business entity, in one transaction or a series of related transactions (except one in which (A) the holders of our voting securities outstanding immediately before such transaction continued to hold at least 50% of the voting power in the surviving entity or (B) a transaction in which a single party (or a group of affiliated parties) acquired our voting securities and the holders of our voting securities immediately before the transaction did not dispose of a majority of their interests in us in connection with that transaction), or (iii) we dissolved or liquidated.

Ms. Anderson had the ability to terminate her employment relationship with us at any time and for any reason. Such resignation would not have become effective until the earlier of (i) 90 days after the date resignation notice was given to our Board or (ii) a date we specified. If Ms. Anderson did so, she agreed to make herself available to us during the 30-day period following her termination, without any compensation: (i) to facilitate an efficient transition of her job-related responsibilities and duties and (ii) to respond to questions from us regarding information and/or activities in which she had been engaged while employed by us.

Ms. Anderson tendered her resignation on June 30, 2014, which we accepted. We entered into an independent consulting agreement with Ms. Anderson on June 26, 2014, which governed her continued service to us as a paid consultant until August 31, 2014.

During her employment with us and for a period of the shorter of (i) 12 months after her termination or (ii) the number of months we employed Ms. Anderson, Ms. Anderson is subject to restrictive covenants that provide she will not: (i) call on, solicit, divert, interfere with or take away (or attempt to call on, solicit, divert or interfere with or take away) any of our projects, business, clients, customers or prospects with whom or with which Ms. Anderson had contact during her employment with us by promoting or selling services or products that compete with us or our affiliates; or (ii) solicit, influence or induce (or attempt to solicit, influence or induce) any employees as of her termination date with whom Ms. Anderson had direct contact during her employment with us.

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The executive employment agreement also contains other restrictive covenants further prohibiting: (a) disparagement of us or our affiliates during her employment and thereafter, and (b) the use or disclosure of confidential business information during or at any time after termination of her employment.

In connection with the option granted under her executive employment agreement, we entered into a stock option agreement with Ms. Anderson, dated as of November 15, 2013. The agreement granted an option to purchase up to 20,000 shares of our common stock, at an exercise price equal to the fair market value of the common stock on the date her employment commenced. The options vested as follows: (i) 1/4 of the total number of shares subject to the award were to vest one year from the grant date and (ii) 1/48 of the total number of shares subject to the award were to vest on a monthly basis thereafter. On April 28, 2014, Ms. Anderson’s options were cancelled and reissued pursuant to the terms of the Stock Cancellation Agreement and Reissued Stock Option Agreement.

We also entered into a stock option agreement with Ms. Anderson in connection with Ms. Anderson’s participation in our voluntary wage reduction plan from May 16, 2014 to June 15, 2014, pursuant to the amendment to executive employment agreement with Ms. Anderson, dated May 23, 2014. The stock option agreement, dated May 13, 2014, granted Ms. Anderson an option to purchase 942 shares of our common stock at an exercise price of $24.00 per share. All the shares subject to Ms. Anderson’s option vested immediately on the date of grant.

Upon her resignation, all unvested options issued to Ms. Anderson were immediately cancelled. All vested options remained exercisable until November 30, 2014. On December 1, 2014, all unexercised options issued to Ms. Anderson were cancelled.

Our Agreements with Mr. Hamrin

We entered into an executive employment agreement with Mr. Hamrin, dated as of June 29, 2016, for the position of Vice President of Engineering, which provides that he will receive an annual base salary of $180,000 and is eligible to receive an annual bonus and/or other annual incentive compensation in accordance with any applicable executive bonus plan applicable to Mr. Hamrin as may be adopted by the Board in its sole discretion. The executive employment agreement also provides that we will reimburse Mr. Hamrin for reasonable expenses that he incurs in performing his duties. During the term of his employment, Mr. Hamrin will also be entitled to up to 15 days of paid time off (“PTO”) annually (adjusted annually based on years of service with us) and to participate in our benefit plans and programs. The initial term of the executive employment agreement is one year, which may be automatically extended for successive one year terms unless terminated by either party upon at least 30 days prior notice.

If we terminate Mr. Hamrin’s services for Cause (whether during or at the end of an employment year), we are obligated to pay him the sum of (i) his salary and bonuses, if any, through the date of termination, (ii) any earned but unused vacation time/PTO, and (iii) any unreimbursed expenses. “Cause” means his (A) willful dishonesty or fraud with respect to our business affairs, (B) willful falsification of any employment or other of the our records, (C) misappropriation of or intentional damage to our business or property, including the improper use or disclosure of its confidential or proprietary information, (D) conviction (including any plea of guilty or nolo contendere ) of a felony or crime that involves moral turpitude, (E) willful and continued failure to comply with the our reasonable written directives after his receipt of written notice from us of such refusal and a reasonable opportunity to cure, or (F) the misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which is adverse to our interests or to the benefits to which we are entitled.

If Mr. Hamrin’s services are terminated upon his death or disability, then (i) we are obligated to pay to him or his estate the same economic benefits as if his services were terminated for Cause and (ii) he or his estate may also be granted (A) additional vesting of then-unvested stock or stock options, (B) a proportional amount of any earned and unpaid annual bonus based on his performance through the date of termination, and/or (C) severance payments. “Disability” means Mr. Hamrin’s inability to perform one or more of the essential functions of his job due to his physical or mental impairment, with or without reasonable accommodation as required by law, for any period aggregating more than 120 days in any 365-consecutive day period.

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If we terminate Mr. Hamrin’s services for any other reason, then we are obligated to pay him (i) the same economic benefits as if his services were terminated for Cause, (ii) monthly cash severance payments at his then effective salary rate, and (iii) continuation of our provided health insurance coverage, each to be paid during the six-month period immediately following the termination date, subject to earlier termination in the event that he obtains new employment or engages (or assists any other person or entity to engage) in any activity competitive with our business. Further, if during the six-month period immediately preceding or following a Change of Control (as hereinafter defined), we terminate his employment without Cause, then all of his then-unvested outstanding options will immediately vest. A “Change of Control” occurs when (i) any person becomes the beneficial owner of securities that then represents 50% or more of the total voting power of the Company’s outstanding voting securities, unless such person was the beneficial owner of at least 20% of its voting power as of the effective date of the Employment Agreement, and does not become the beneficial owner of 80% or more of our voting power, (ii) we consummate the sale, exchange, lease, or other disposition of all or substantially all of its assets to a person or group of related persons, (iii) we consummate a merger, reorganization, recapitalization, consolidation, or similar transaction with any other corporation or other business entity, in one transaction or a series of related transactions (except one in which (A) the holders of our voting securities outstanding immediately before such transaction continue to hold at least 50% of the voting power in the surviving entity or (B) a transaction in which a single party (or a group of affiliated parties) acquires our voting securities and the holders of our voting securities immediately before the transaction do not dispose of a majority of their interests in connection with that transaction), or (iv) we dissolve or liquidate.

Mr. Hamrin may terminate his employment at any time and for any reason. Such resignation will not become effective until the earlier of (i) 90 days after the date resignation notice is given to the Board or (ii) a date specified by us. If Mr. Hamrin terminates his employment, he has agreed to make himself available to us during the 30-day period following his termination, without any compensation (subject to exception): (i) to facilitate an efficient transition of his job-related responsibilities and duties and (ii) to respond to questions regarding information and/or activities in which he had been engaged while employed by us.

During his employment with us and for a designated period after his termination, Mr. Hamrin is subject to restrictive covenants that provide he will not: (i) call on, solicit, divert, interfere with or take away (or attempt to call on, solicit, divert or interfere with or take away) any of our projects, business, clients, customers or prospects with whom or with which Mr. Hamrin had contact during his employment with us by promoting or selling services or products that compete with us or our affiliates; or (ii) solicit, influence or induce (or attempt to solicit, influence or induce) any employees as of his termination date with whom Mr. Hamrin had direct contact during his employment with us.

The Employment Agreement also contains other restrictive covenants further prohibiting: (a) disparagement of us or our affiliates during Mr. Hamrin’s employment and thereafter, (b) the improper solicitation of our customers following the expiration or termination his employment with us and (c) the use or disclosure of confidential business information during or at any time after termination of his employment.

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Outstanding Equity Awards at 2015 Fiscal Year-End

The following disclosure reflects all outstanding equity awards at the end of our 2015 fiscal year for each named executive officer, who served in such capacity as of December 31, 2015. All share figures and exercise prices noted in the following table and its footnotes are adjusted to give effect to the 1-for-50 reverse split of our issued and outstanding common stock on July 8, 2015, retroactively.

		Option Awards
		Number of securities underlying unexercised options (#)			Option Exercise	Option Expiration
Name	Grant Date	Exercisable		Unexercisable	Price ($)	Date (1)
Alain Castro	4/28/14	26,756	(2)	16,244	17.50	4/28/20
	5/13/14	6,460	(3)	—	24.00	5/13/20
	11/28/14	1,273	(4)	3,427	8.00	11/28/20

Boris Maslov	4/28/14	9,956	(2)	6,044	17.50	4/28/20
	5/13/14	1,514	(3)	—	24.00	5/13/20
	11/28/14	1,175	(4)	3,427	8.00	11/28/20

Domonic J. Carney	8/19/14	7,500	(5)	22,500	7.50	8/19/20
	11/28/14	1,175	(4)	3,427	8.00	11/28/20

Douglas A. Hamrin	4/28/14	9,956	(2)	6,044	17.50	4/28/20
	5/13/14	948	(3)	—	24.00	5/13/20
	10/03/14	3,750	(6)	6,250	12.50	7/01/23

(1)	All options granted in 2014 to officers expire six years from the grant date except that Mr. Hamrin’s October 2014 grant expires at the end of the option plan.

(2)	Options vest as follows: (i) 15% on the April 28, 2014 grant date and (ii) the remainder in equal monthly amounts over 36 months thereafter. All options may be exercised early for restricted shares that vest in accordance with the original option vesting schedule.

(3)	Options vested 100% on the May 13, 2014 grant date.

(4)	Options vest as follows: (i) 25% on November 28, 2015 and (ii) the remainder vest in equal monthly amounts over 36 months thereafter. All options may be exercised early for restricted shares that vest in accordance with the original option vesting schedule.

(5)	Options vest as follows: (i) 12.5% on February 19, 2015, (ii) 12.5% on August 19, 2015 and (iii) the remainder vest in equal monthly amounts over 36 months thereafter. All options may be exercised early for restricted shares that vest in accordance with the original option vesting schedule.

(6)	Options vest as follows: (i) 25% on October 3, 2015 and ii) the remainder vest in equal monthly amounts over 36 months thereafter. All options may be exercised early for restricted shares that vest in accordance with the original option vesting schedule.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Company Policies and Procedures

Although the Board has not adopted a written policy or procedure for the review, approval and ratification of related person transactions, the charter of the Audit Committee provides that the Audit Committee is responsible for reviewing and approving, on an ongoing basis, any proposed transaction with any related person for which disclosure and/or approval is required under applicable law, including pursuant to rules promulgated by the Securities and Exchange Commission. Currently, this review and approval requirement applies to any transaction to which the Company will be a party, in which the amount involved exceeds $120,000, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers; (b) any director nominee; (c) any security holder who is known to us to own, of record or beneficially, five percent or greater of any class of our voting securities; or (d) any member of the immediate family (as defined in Item 404 of Regulation S-K) of any of the persons described in the foregoing clauses (a)–(c).

In the event that management becomes aware of any related party transaction, management will present information regarding such transaction to the Audit Committee for review and approval. In addition, the Audit Committee periodically reviews and considers with management the disclosure requirements relating to transactions with related persons and the potential existence of any such transaction.

Related Party Transactions

All share and per share amounts applicable to our common stock from transactions that occurred subsequent to the July 1, 2013 reverse merger in the following summaries of related party transactions have been adjusted to reflect the 1-for-50 reverse split of our issued and outstanding common stock on July 8, 2015, retroactively. The share and per share amounts related to transactions undertaken by our wholly-owned predecessor subsidiary, Ener-Core Power, Inc. (a private entity prior to the July 1, 2013 reverse merger), have not been adjusted to account for the 1-for-50 reverse split of our issued and outstanding common stock on July 8, 2015 and are presented as the transactions originally occurred.

On September 22, 2014, we sold and issued 26,666,658 shares (adjusted to approximately 533,334 shares post-split) of our common stock to 36 accredited investors at $0.15 per share (adjusted to $7.50 per share post-split), referred to as the September 2014 PIPE. The following officers and directors participated in the September 2014 PIPE, in which they purchased the number of shares listed adjacent to their name and waived their right to register their shares under the Registration Rights Agreement in connection with that offering.

Name	Position with Company	Number of Shares Purchased in September 2014 Private Placement	Number of Shares Purchased, As Adjusted for 1-for-50 Reverse Split	Aggregate Purchase Price ($)
Alain J. Castro	Director and Chief Executive Officer	333,333	6,667	50,000
Domonic J. Carney	Treasurer and Chief Financial Officer	333,340	6,667	50,001
Michael J. Hammons	Director	66,667	1,334	10,000
Christopher J. Brown	Director	146,667	2,934	22,000
Jeffrey A. Horn	Director	66,667	1,334	10,000

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected SingerLewak LLP (“SingerLewak”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the annual meeting. Representatives of SingerLewak are not expected to be present at the annual meeting, either in person or by teleconference, and, as such, we do not expect representatives of SingerLewak will be available to respond to appropriate questions.

Effective December 4, 2014, the Company dismissed Kelly & Company (“Kelly & Co.”) as its independent registered public accounting firm. The audit reports of Kelly & Co. on the Company’s financial statements for the years ended December 31, 2012 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for explanatory paragraphs indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.

From its engagement through the date of the filing of the Current Report on Form 8-K dated December 10, 2014, there were: (i) no disagreements between the Company and Kelly & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kelly & Co., would have caused Kelly & Co. to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On December 8, 2014, the Company engaged SingerLewak as its independent registered public accounting firm. During the fiscal year ended December 31, 2013 and the subsequent interim period through the engagement of SingerLewak on December 8, 2014, the Company did not consult with SingerLewak on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and SingerLewak did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The termination of Kelly & Co. and the engagement of SingerLewak as the Company’s independent registered public accounting firm were approved by the Board.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of SingerLewak as the Company’s independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if stockholders do not ratify the appointment. Even if the appointment is ratified, however, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by SingerLewak during the 2015 and 2014 fiscal years:

	For the Fiscal Years ended December 31,
	2015	2014
Audit Fees(1)	$90,000	$—
Audit-Related Fees(2)	142,000	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$232,000	$—

(1)	Audit Fees—This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

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(2)	Audit-Related Fees—This category consists of assurance and related services by SingerLewak that were reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)	Tax Fees—This category consists of professional services rendered for tax compliance and tax advice. Although the Company incurred no such fees during fiscal years 2015 and 2014, the services for the fees disclosable under this category would include tax return preparation and technical tax advice.

(4)	All Other Fees—This category consists of fees for other miscellaneous items.

The following table shows the fees that were billed for audit and other services provided by Kelly & Co. during the 2015 and 2014 fiscal years:

	For the Fiscal Years ended December 31,
	2015	2014
Audit Fees(1)	$—	$89,000
Audit-Related Fees(2)	29,000	10,000
Tax Fees(3)	—	—
All Other Fees(4)	—	4,000
Total	$29,000	$103,000

(1)	Audit Fees—This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Audit-Related Fees—This category consists of assurance and related services by Kelly & Co. that were reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)	Tax Fees—This category consists of professional services rendered for tax compliance and tax advice. Although the Company incurred no such fees during fiscal years 2015 and 2014, the services for the fees disclosable under this category would include tax return preparation and technical tax advice.

(4)	All Other Fees—This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the Securities and Exchange Commission, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve Proposal 2.

The Board recommends a vote “FOR” the ratification of the appointment of singerlewak LLP as the Company’s independent registered public accounting firm.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ENER-CORE, INC.

2015 OMNIBUS INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the Ener-Core, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of our common stock subject to the 2015 Plan by 300,000 shares.

The 2015 Plan was originally approved by the Board on July 14, 2015, and our stockholders on August 28, 2015. A total of up to 300,000 shares of our common stock were initially authorized for issuance under the 2015 Plan. On August 22, 2016, subject to stockholder approval, the Board approved a proposal to amend the 2015 Plan to increase the number of shares of our common stock subject to the 2015 Plan by 300,000 shares (the “Amendment”) to allow for a total authorized pool of 600,000 shares, subject to automatic increase for any shares subject to outstanding awards under the Ener-Core, Inc. 2013 Equity Incentive Award Plan (the “Prior Plan”) that subsequently cease to be subject to such Prior Plan awards (other than by reason of settlement of the awards in shares). The Amendment does not alter any other terms of the 2015 Plan.

The Board recommends that stockholders approve the Amendment. The purpose of the Amendment is to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees, consultants and advisors, and to motivate such service providers to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The Amendment will also allow us to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of our stockholders. As we did not make grants pursuant to the 2015 Plan during 2015, stockholder approval of the Amendment should enable us to proceed with sufficient grants to retain or attract eligible participants to provide support to us in 2016 and 2017.

Under Code Section 162(m), we may be prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). Compensation that qualifies as “performance-based” is not subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders, generally at least once every five years. For purposes of Code Section 162(m), the material terms of the performance goals generally include (1) the individuals eligible to receive compensation upon achievement of performance goals, (2) a description of the business criteria on which the performance goals may be based and (3) the maximum amount that can be paid to an individual upon attainment of the performance goals. The 2015 Plan, as amended by the Amendment, does not alter the material terms of the performance goals under the 2015 Plan. The material terms of the performance goals for 2015 Plan are disclosed below under “Summary of the 2015 Plan.” Although stockholder approval of the Amendment will provide increased flexibility to grant awards that qualify as “performance-based” compensation under Code Section 162(m), we retain the ability to grant awards under the 2015 Plan that do not qualify as “performance-based” compensation under Code Section 162(m) with or without the Amendment.

Summary of the 2015 Plan and Amendment

The following provides a summary of the principal features of the 2015 Plan, as amended by the Amendment, for reference by our stockholders in considering the Amendment. The following summary of the 2015 Plan, however, does not purport to be a complete description of all of the provisions of the 2015 Plan and is qualified in its entirety by reference to the complete text of the 2015 Plan, which was attached to our Proxy Statement, as filed on July 15, 2015, as Appendix A, and the Amendment, which is attached to this Proxy Statement as Appendix A.

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Eligibility

Awards may be granted under the 2015 Plan to officers, employees, directors, consultants and advisors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of August 22, 2016, approximately 26 individuals were eligible to receive awards under the 2015 Plan, including 4 executive officers and 6 non-employee directors.

Administration

The 2015 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2015 Plan is 300,000 shares, representing 4.6% of our fully diluted common stock outstanding as of August 22, 2016. However, if the Amendment is approved by our stockholders, the number of shares of common stock authorized for issuance under the 2015 Plan, as amended by the Amendment, would be 600,000 shares, representing 9.1% of our fully diluted common stock outstanding as of August 22, 2016. In addition, any awards outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2015 Plan. Upon effectiveness of the Amendment, up to 600,000 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2015 Plan, as amended by the Amendment, will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2015 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2015 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2015 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-Employee Directors

No more than $500,000 may be granted in equity-based awards during any one year to a non-employee member of the Board, based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of our common stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for board service.

Adjustments

If certain changes in our common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in our common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the 2015 Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m). In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.

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Types of Awards

The 2015 Plan permits the granting of any or all of the following types of awards:

●     Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

●     Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2015 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●     Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2015 Plan and any other terms and conditions determined by the Compensation Committee.

●     Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2015 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2015 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

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Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Code Section 162(m), we may be prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2015 Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total stockholder return and earnings per share criteria): (1) cash flow; (2) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (3) earnings measures (including EBIT and EBITDA); (4) return on equity; (5) total stockholder return; (6) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (7) return on capital; (8) revenue; (9) income; (10) profit margin; (11) return on operating revenue; (12) brand recognition/acceptance; (13) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (14) productivity; (15) expense targets; (16) market share; (17) cost control measures; (18) balance sheet metrics; (19) strategic initiatives; (20) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (21) return on assets; (22) growth in net sales; (23) the ratio of net sales to net working capital; (24) stockholder value added; (25) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (26) sales from newly-introduced products; (27) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (28) product quality, safety, productivity, yield or reliability (on time and complete orders); (29) funds from operations; (30) regulatory body approval for commercialization of a product; (31) debt levels or reduction or debt ratios; (32) economic value; (33) operating efficiency; (34) research and development achievements; or (35) any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices. The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). In addition, compensation realized from the exercise of options and SARs granted under the 2015 Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2015 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or SARs for more than 100,000 shares in any calendar year or more than 125,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2015 Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $4.0 million for an annual incentive award and $2.0 million for all other cash-based awards.

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Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Effect of Change in Control. Under the 2015 Plan, in the event of a change in control (as defined in the 2015 Plan), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by the Compensation Committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Subject to the terms and conditions of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

●     For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

●     For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by the Company other than for “cause” or by the award recipient for “good reason” (each as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Term, Termination and Amendment of the 2015 Plan

Unless earlier terminated by the Board, the 2015 Plan will terminate, and no further awards may be granted, 10 years after August 26, 2015, the date it was approved by stockholders. The Board may amend, suspend or terminate the 2015 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2015 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2015 with respect to compensation plans under which equity securities of the Company are authorized for issuance, adjusted to reflect the 1-for-50 reverse split of our common stock effective July 8, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	308,464	$13.61	300,000
Equity compensation plans not approved by security holders	80,794	$28.84	—
Total	389,248	$16.77	300,000

The 2015 Plan is summarized above under “Summary of the 2015 Plan and Amendment”. The 2013 Plan was adopted by our Board and approved by our stockholders in June 2013. The 2013 Plan authorizes our Board (as administrator of the 2013 Plan) to grant incentive stock options to employees, and to grant nonstatutory stock options or stock purchase rights to employees, directors and consultants (each as defined in the 2013 Plan). The 2013 Plan, when initially approved by our stockholders in June 2013, reserved for issuance 14,000,000 shares of our common stock (280,000 shares of common stock post-split). On March 25, 2015, our Board amended the 2013 Plan to reserve for issuance 21,000,000 shares of our common stock (420,000 shares of common stock post-split). This increase has not been approved by our stockholders. No further amendments have been made to the 2013 Plan.

With respect to grants of incentive stock options under the 2013 Plan to employees who, at the time of grant, own stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price of incentive stock options must be no less than 110% of the fair market value of our common stock on the date of the grant. In the case of a grant of incentive stock options under the 2013 Plan to any other employee, the exercise price of incentive stock options must be no less than 100% of the fair market value of our common stock on the date of the grant. With respect to grants of nonstatutory stock options under the 2013 Plan, the exercise price of nonstatutory stock options must be no less than 100% of the fair market value of our common stock on the date of the grant.

The fair market value means the value of our common stock on the applicable grant date, determined as follows: (i) if our common stock is listed on an established stock exchange, the closing price of our common stock on the last market trading day prior to the grant of the award; (ii) if our common stock is regularly quoted by a recognized securities dealer, but selling prices are not reported, the arithmetic mean between the high bid and low asked stock prices on the last market trading day prior to the grant of the award; or (iii) if our common stock is not publicly traded or quoted, as established by our Board in good faith and consistent with the definition of fair market value under the regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended.

Options granted under the 2013 Plan generally must be exercised during the optionee’s continuing status as an employee, director or consultant. If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company, such optionee may only exercise his or her options within the period of time specified in an option agreement, which must specify at least thirty days to the extent that the options are vested on the date of termination. If no time period is so specified, the options will remain exercisable for three months following the optionee’s termination with the Company.

If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company because the optionee becomes disabled, such optionee may exercise his or her options within the period of time specified in an option agreement, which must specify a time period of at least six months to the extent that the options are vested on the date of termination. If no time period is so specified, the options will remain exercisable for twelve months following the optionee’s termination with the Company due to such disability.

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If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company due to his or her death, his or her options may be exercised (by the optionee’s estate or a person who acquires the right through inheritance) within the period of time specified in an option agreement, which must specify at least six months to the extent that the options are vested on the date of his or her death. If no time period is so specified, the options will remain exercisable for twelve months following the optionee’s termination with the Company due to his or her death.

If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company due to termination, disability or death, in no event shall the options be exercised after ten years from the date of the grant.

Stock purchase rights granted under the 2013 Plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of other awards granted under the 2013 Plan and/or cash awards made outside the 2013 Plan. In order to accept an award of stock purchase rights, the employee, director or consultant receiving such award must execute a restricted stock purchase agreement setting forth the terms of the award, as well as the stock price of stock purchase rights, as determined by our Board. The relevant restricted stock purchase agreement shall also grant to us a right of repurchase (unless our Board determines otherwise). If and when the stock purchase right is exercised, the employee, director or consultant exercising the stock purchase right shall have rights equivalent to those of a stockholder of the Company.

Awards granted under the 2013 Plan are generally not transferable by the participant except by will or the laws of descent or distribution, and each award is exercisable, during the lifetime of the participant, only by the participant (except as otherwise provided in the 2013 Plan).

Under certain circumstances in connection with a merger or other extraordinary corporate transaction, accelerated vesting of such awards may occur, all as set forth in the 2013 Plan. Our Board may amend, alter, suspend, or terminate the 2013 Plan at any time, and concurrent with the adoption and approval of the 2015 Plan has eliminated any authorization for new grants pursuant to the 2013 Plan. We may not alter the rights and obligations under any award granted before amendment of the 2013 Plan without the consent of the affected participant. Unless terminated sooner, the 2013 Plan will terminate automatically in June 2023.

Equity compensation not approved by stockholders consists of warrants issued to service providers, typically businesses, which are issued on the basis of services provided in lieu of, in whole or in part, cash compensation. All warrants outstanding as of December 31, 2015 were issued as fully exercisable on the date of issuance. As of December 31, 2015, as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015, equity compensation not approved by stockholders consists of:

	Issue Date	Expiration Date	Number of Shares Underlying Warrants (#)	Exercise Price per Share ($)
2013 Services Warrants—July(1)	July 2013	July 2018	9,494	$37.50
2013 Services Warrants—August(1)	Aug 2013	Aug 2018	728	37.50
2013 Services Warrants—November(2)	Nov 2013	Nov 2018	2,400	50.00
2014 Services Warrants—April(3)	Apr 2014	Apr 2019	13,657	39.00
2014 Services Warrants—September(4)	Aug 2014	Aug 2019	16,000	25.00
2014 PIPE Warrants—September(5)	Sept 2014	Sept 2018	26,500	25.00
2014 Services Warrants—November(6)	Nov 2014	Nov 2018	6,500	25.00
2015 Services Warrants—May(7)	May 2015	May 2020	5,515	12.50
Balance outstanding at December 31, 2015			80,794	$28.84
Warrants exercisable at December 31, 2015			80,794	$28.84

(1)

The July and August 2013 services warrants were issued for fees incurred in conjunction with the Private Equity issuances in July 2013. The warrants were valued on the issuance date using the Black-Scholes option pricing model at $214,000 for the combined 10,222 warrants issued.

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(2)

The November 2013 services warrants were issued for fees incurred in conjunction with the November 2013 Private Equity issuance. The warrants were valued using the Black-Scholes option pricing model at $72,000 on the issuance date.

(3)

The April 2014 services warrants were issued for fees incurred in conjunction with the 2014 Convertible Notes. The shares of common stock issuable upon exercise of the warrants were valued at $157,000 on the issuance date.

(4)

The September 2014 services warrants were issued to a consultant in exchange for advisory services with no readily available fair value. At the time of issuance, the exercise price of the warrants was $0.78 per share ($39.00 per share on a post-split adjusted basis), and the warrants had a one-time price reset provision to the exercise price of the Convertible Notes Warrants if the exercise price of the Convertible Notes Warrants changed prior the September 30, 2014. On September 22, 2014, the exercise price was changed to $0.50 per share ($25.00 per share on a post-split adjusted basis). There are no further exercise price changes for this warrant series. The warrants were valued using the Black-Scholes option pricing model at $131,000 on the issuance date with an additional $6,000 recorded to expense on September 22, 2014 to reflect the change in fair value resulting from the exercise price change.

(5)

The September 2014 PIPE Warrants were issued in connection with placement agent services for the Company’s September 2014 private equity placement. The warrants were valued using the Black-Scholes option pricing model at $296,000 on the issuance date.

(6)

The November 2014 services warrants were issued as compensation for investor relations services provided during 2014. The warrants were valued using the Black-Scholes option pricing model at $43,000 on the issuance date.

(7)	The May 2015 services warrants were issued in connection with placement agent services for the Company’s May 2015 private equity placement. The warrants were valued using the Black-Scholes option pricing model at $56,000 on the issuance date.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2015 Plan generally applicable to the Company and to participants in the 2015 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

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Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2015 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2015 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2015 Plan until all tax withholding obligations are satisfied.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE ENER-CORE, INC. 2015 OMNIBUS INCENTIVE PLAN.

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PROPOSAL 4: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully in the Compensation Discussion and Analysis beginning on page 20 of this Proxy Statement, the principal elements of our executive compensation are base salary and stock incentive plan awards (with the majority of such awards historically being stock options). While base salary is generally included as an element of compensation of our executive officers in every year, the granting of stock incentive awards, as well as bonuses and perquisites, is determined on a case-by-case basis. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this Proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

44

ANNUAL REPORT ON FORM 10-K

ENCLOSED HEREWITH IS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO (WITHOUT EXHIBITS) FOR OUR FISCAL YEAR ENDED DECEMBER 31, 2015. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. ADDITIONAL COPIES MAY BE REQUESTED IN WRITING. SUCH REQUESTS SHOULD BE SUBMITTED TO THE COMPANY’S SECRETARY AT ENER-CORE, INC., 9400 Toledo Way, Irvine, California 92618. EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K WILL ALSO BE PROVIDED UPON SPECIFIC REQUEST. THE MATERIALS WILL BE PROVIDED WITHOUT CHARGE.

OTHER MATTERS

The Board and management do not know of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

STOCKHOLDERS PROPOSALS FOR 2017 ANNUAL MEETING

To be considered for inclusion in next year’s Proxy Statement, stockholder proposals must be received at our principal executive offices no later than the close of business on May 1, 2017, in accordance with Rule 14a-8 promulgated under the Exchange Act. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the Proxy Statement relating to next year’s annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the 2017 annual meeting.

If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the Proxy Statement, we must receive such proposal no later than July 31, 2017. Under Rule 14a-4(c) under the Exchange Act, which governs the Company’s use of discretionary proxy voting authority with respect to stockholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the stockholder’s notice of intent to present such a proposal at the Company’s 2017 annual meeting by July 31, 2017, then the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the stockholders, without discussion of the matter in the Proxy Statement. However, if the date of our 2017 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice will need to be received by the Company not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Company’s Proxy Statement. The Company reserves the right to exclude stockholder proposals pursuant to SEC rules, or if untimely. If a stockholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the Board (or Nominating and Corporate Governance Committee, if applicable) concerning such candidate must be furnished within a reasonable time prior to the above deadline for stockholder proposals.

All notices of intention to present a proposal at the 2017 annual meeting should be addressed to our Company Secretary at Ener-Core, Inc., 9400 Toledo Way, Irvine California 92618 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for next year’s annual meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

45

DIRECTOR NOMINEES FOR 2017 ANNUAL MEETING

In accordance with procedures set forth in our Amended and Restated Bylaws, our stockholders may propose nominees for election to the Board only after providing timely written notice to our Company Secretary. To be timely, a stockholder’s notice to our Company Secretary must be delivered to or mailed and received at our principal executive offices, located at 9400 Toledo Way, Irvine California 92618, on or before July 31, 2017 but not earlier than July 1, 2017. However, if the date of our 2017 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice will need to be received by the Company not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The notice must set forth, among other things:

●	the nominee’s name, age, business address and residence address;

●	the nominee’s principal occupation or employment;

●	the class and number of shares of our capital stock which are beneficially owned by the nominee;

●

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and

●

any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors, as well as certain other specific information required by our Amended and Restated Bylaws, a copy of which may be obtained by writing to our Company Secretary or accessing the SEC’s EDGAR filing database at www.sec.gov.

Submissions must be made by mail, courier or personal delivery—submissions by e-mail will not be considered. The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with the above procedural requirements, including the additional requirements set forth in our Amended and Restated Bylaws. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

46

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company Secretary at Ener-Core, Inc., 9400 Toledo Way, Irvine California 92618 or by calling us at (949) 616-3300.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read these SEC filings over the Internet at the SEC’s website at www.sec.gov. To receive copies of public records not posted to the SEC’s web site at prescribed rates, you may complete an online form at http://www.sec.gov, send a fax to (202) 772-9337 or submit a written request to the SEC, Office of FOIA/PA Operations, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

By Order of the Board of Directors,

/s/ Michael J. Hammons
Michael J. Hammons,
Chairman of the Board

Irvine, California
August 29, 2016

47

Appendix A

FIRST AMENDMENT

TO

ENER-CORE, INC.

2015 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and stockholders of Ener-Core, Inc., a Delaware corporation (the “Company”), the 2015 Omnibus Incentive Plan (the “Plan”) of the Company is hereby amended as follows:

1.             Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan as follows:

“4.1.             Authorized Number of Shares.

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 600,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.”

2.             Unless otherwise expressly provided for in this First Amendment to the Plan (the “First Amendment”), all capitalized words, phrases, or defined terms used in this First Amendment will have the same meaning ascribed to them in the Plan.

3.             Except as expressly set forth in this First Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

4.             This First Amendment shall be effective as of [______], 2016.

I hereby certify that the Plan was duly amended and such First Amendment has been duly approved by the Board of Directors of the Company as of August 22, 2016 and such First Amendment has been duly approved by the stockholders of the Company as of [______], 2016.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed effective as of the date set forth above.

ENER-CORE, INC.,
A Delaware corporation

By:
Domonic J. Carney, Chief Financial Officer

ENER-CORE, INC.
9400 TOLEDO WAY
IRVINE, CA 92618

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Alain J. Castro 02 Michael J. Hammons 03 Jeffrey A. Horn 04 Bennet P. Tchaikovsky 05 Ian C. Copeland
06 Stephen Markscheid

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

| | | For | Against | Abstain |
|---|---|---|---|---|
| 2 | Approval and ratification of the appointment of SingerLewak LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016. | ☐ | ☐ | ☐ |
| 3 | Approval of an amendment to the Ener-Core, Inc. 2015 Omnibus Incentive Plan. | ☐ | ☐ | ☐ |
| 4 | Approval, on an advisory basis, of the compensation paid to the Companys named executive officers, as disclosed pursuant to the Securities and Exchange Commissions executive compensation disclosure rules and set forth in the proxy statement. | ☐ | ☐ | ☐ |

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000299062_1 R1.0.1.25

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Proxy Statement and Annual Report is/are available at www.proxyvote.com

**ENER-CORE, INC.**
**Annual Meeting of Stockholders**
**September 26, 2016 at 10:00 a.m., Pacific Daylight Time**
**This proxy is solicited by the Board of Directors**

**ENER-CORE, INC.**

**for the September 26, 2016 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.**

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of Ener-Core, Inc. (the "Company") to be held at **10:00 AM (PDT) on September 26, 2016** (the "Annual Meeting"), and the associated Proxy Statement; (b) appoints Alain J. Castro and Domonic J. Carney, or either of them, as Proxy, with the power to appoint a substitute; (c) authorizes each Proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.0001 per share, held of record by the undersigned at the close of business on August 26, 2016, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

**THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON OR PERSONS DESIGNATED AS PROXY.**

0000299062_2 R1.0.1.25

**Continued and to be signed on reverse side**